UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-05878

__Franklin Value Investors Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: _10/31/14

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
October 31, 2014

Franklin Value Investors Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Economic and Market Overview	3
Franklin All Cap Value Fund	4
Franklin Balance Sheet
Investment Fund	14
Franklin Large Cap Value Fund	24
Franklin MicroCap Value Fund	34
Franklin MidCap Value Fund	42
Franklin Small Cap Value Fund	52
Financial Highlights and
Statements of Investments	62
Financial Statements	108
Notes to Financial Statements	117
Report of Independent Registered
Public Accounting Firm	133
Tax Information	134
Board Members and Officers	135
Shareholder Information	139

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Annual Report

Economic and Market Overview

The U.S. economy continued to grow during the 12-month period ended October 31, 2014, underpinned by manufacturing activity, consumer and business spending, and generally rising inventories. Economic activity expanded in the third quarter, resulting largely from increased federal defense spending and a narrower trade deficit. In the housing market, home sales experienced some weather-related weakness in early 2014 but began to recover in May, and home prices stayed higher than a year earlier. Except for a sharp rebound in March, retail sales missed consensus expectations for most of the period under review. The unemployment rate declined to 5.8% in October 2014 from 7.2% in October 2013.1 Inflation, as measured by the Consumer Price Index, remained low for the period.

In January 2014, the Federal Reserve Board (Fed) began reducing its bond purchases $10 billion a month, based on largely positive economic and employment data in late 2013. After further gradual reductions during the year, the Fed ended its asset purchase program in October based on its view that underlying economic strength could support ongoing progress in labor market conditions. The Fed reaffirmed it would maintain its near-zero interest rate policy for a “considerable time” and stated its actions to normalize monetary policy remained dependent on economic performance. Additionally, the Fed noted that although inflation might remain low in the near term, the likelihood of inflation running persistently below its 2% longer term goal had diminished somewhat since early 2014.

Investor confidence grew as corporate profits rose and the economy generally strengthened. The market endured brief sell-offs when many investors reacted to political instability in certain emerging markets, crises in Ukraine and the Middle East, weakness in Europe and moderating economic data in China. U.S. stocks rose for the 12 months under review as the Standard & Poor’s 500 Index and Dow Jones Industrial Average reached all-time highs.

1. Source: Bureau of Labor Statistics.

The foregoing information reflects our analysis and opinions as of October 31, 2014. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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Franklin All Cap Value Fund

This annual report for Franklin All Cap Value Fund covers the fiscal year ended October 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by primarily investing in stocks of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

Performance Overview

The Fund’s Class A shares delivered a +6.51% cumulative total return for the 12 months under review. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +15.76% total return.1 While we are disappointed with the Fund’s recent performance, we remain committed to the Fund’s goal of seeking long-term capital appreciation through investment in the securities of companies that we believe are undervalued. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

Our goal is to invest in stocks of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases securities that are out of favor in the market for reasons we believe will prove to be temporary in nature, or that appear to be inexpensive measured by factors such as price relative to earnings, book value or cash flow. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: Morningstar. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 66.

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FRANKLIN ALL CAP VALUE FUND

Manager’s Discussion

During the 12 months under review, three holdings that helped absolute Fund performance were Alcoa, Royal Caribbean Cruises and Insteel Industries. Alcoa, an aluminum products manufacturer, began to realize the benefits of several restructuring programs designed to help improve the company’s overall cost position. In addition, aerospace demand remained strong and the positive outlook for increased aluminum use in automobile production was expected to aid future results. Royal Caribbean Cruises, a cruise line operator, reported results in line with consensus expectations, but sentiment was helped by a positive outlook for pricing, volume in Europe and Asia, and an improvement in onboard spending. Also, after years of substantial capacity growth, industry-wide capacity additions appeared likely to moderate over the next several years. Insteel Industries, a manufacturer of steel-based concrete reinforcement products, benefited from an improving outlook for non-residential construction and a materially synergistic and strategic acquisition that was expected to boost financial performance.

Detractors from absolute Fund performance included Denbury Resources, Spartan Motors and Allegheny Technologies. Along with many other stocks within the energy sector, shares of Denbury Resources, an oil and gas exploration and production company, were negatively impacted by the precipitous decline in oil prices. Spartan Motors, a manufacturer of specialty vehicles such as delivery vans and custom vehicle chassis for fire trucks and RVs, was hindered by continued production challenges and inefficiencies related to a major reconfiguration of its production facilities. Shares of Allegheny Technologies, a manufacturer of nickel-based alloy products for the aerospace and oil and gas industries, suffered as a weak nickel market and smaller inventories in the supply chain outweighed the benefits of internal improvements including the opening of a new mill.

During the Fund’s fiscal year, we initiated positions in the aforementioned Allegheny Technologies; Target, a mass-market discount retailer; L.B. Foster, a railroad and industrial construction products manufacturer; and Axiall, a chemicals and building products manufacturer; among others. We also added to several existing positions including Sensient Technologies, a color, flavor and fragrance manufacturer; H.B. Fuller, an industrial adhesive producer; and La-Z-Boy, a furniture company; among others. We liquidated our positions in Valero Energy, Harman International Industries, Ensco and Autoliv, among others. We also reduced several positions, including Natural Gas Services Group, John Bean Technologies and Owens Corning.

Top 10 Equity Holdings
10/31/14
Company	% of Total
Sector/Industry	Net Assets
PHI Inc.	3.1%
Energy
L.B. Foster Co., A	2.7%
Machinery
Sensient Technologies Corp.	2.6%
Materials
Royal Caribbean Cruises Ltd.	2.6%
Consumer Services
Insteel Industries Inc.	2.4%
Building Products
Alcoa Inc.	2.4%
Materials
Miller Industries Inc.	2.4%
Machinery
Target Corp.	2.3%
Retailing
QUALCOMM Inc.	2.3%
Technology Hardware & Equipment
Gibraltar Industries Inc.	2.2%
Building Products

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FRANKLIN ALL CAP VALUE FUND

Thank you for your participation in Franklin All Cap Value Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

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FRANKLIN ALL CAP VALUE FUND

Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FRAVX)	$13.01	$12.23	+$	0.78
C (N/A)	$12.74	$12.05	+$	0.69
R (N/A)	$13.00	$12.23	+$	0.77
Advisor (N/A)	$13.09	$12.29	+$	0.80

Distributions (11/1/13–10/31/14)
Dividend
Share Class	Income
A	$0.0153
Advisor	$0.0377

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FRANKLIN ALL CAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 10/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

								Total Annual Operating Expenses[6]
		Cumulative		Average Annual	Value of		Average Annual
Share Class		Total Return[2]		Total Return[3] $10,000 Investment[4]			Total Return (9/30/14)[5]	(with waiver)	(without waiver)
A								1.24%	1.61%
1-Year	+	6.51%	+	0.35%	$10,035	+	2.48%
5-Year	+	95.43%	+	12.98%	$18,411	+	11.37%
Since Inception
(6/1/07)	+	35.51%	+	3.35%	$12,771	+	2.95%
C								1.94%	2.31%
1-Year	+	5.73%	+	4.73%	$10,473	+	7.04%
5-Year	+	88.70%	+	13.54%	$18,870	+	11.88%
Since Inception
(6/1/07)	+	28.70%	+	3.46%	$12,870	+	3.07%
R								1.44%	1.81%
1-Year	+	6.30%	+	6.30%	$10,630	+	8.52%
5-Year	+	93.49%	+	14.11%	$19,349	+	12.45%
Since Inception
(6/1/07)	+	33.59%	+	3.98%	$13,359	+	3.60%
Advisor								0.94%	1.31%
1-Year	+	6.83%	+	6.83%	$10,683	+	9.16%
5-Year	+	98.33%	+	14.68%	$19,833	+	13.03%
Since Inception
(6/1/07)	+	38.66%	+	4.51%	$13,866	+	4.12%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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FRANKLIN ALL CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

FRANKLIN ALL CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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FRANKLIN ALL CAP VALUE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ALL CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 | Annual Report

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FRANKLIN ALL CAP VALUE FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$993.90	$6.23
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.31
C
Actual	$1,000	$989.90	$9.78
Hypothetical (5% return before expenses)	$1,000	$1,015.38	$9.91
R
Actual	$1,000	$991.60	$7.28
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37
Advisor
Actual	$1,000	$995.40	$4.78
Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.84

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.24%;
C: 1.95%; R: 1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-
half year period.

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Franklin Balance Sheet Investment Fund

This annual report for Franklin Balance Sheet Investment Fund covers the fiscal year ended October 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies of any size that we believe are undervalued in the marketplace at the time of purchase but have the potential for capital appreciation.

Performance Overview

The Fund’s Class A shares delivered a +7.03% cumulative total return for the 12 months under review. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +15.76% total return.1 While we are disappointed with the Fund’s recent performance, we remain committed to the Fund’s goal of seeking long-term capital appreciation through investment in the securities of companies that we believe are undervalued. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 17.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. We generally define “low price-to-book value” as the lower two deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at

Portfolio Breakdown

Based on Total Net Assets as of 10/31/14

short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 74.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

Manager’s Discussion

During the 12 months under review, three holdings that helped absolute Fund performance were Century Aluminum, Alcoa and Royal Caribbean Cruises. We sold our position in Century Aluminum, an aluminum producer, after its shares reacted favorably to changes in the global supply and demand balance for primary aluminum. The global market, except for China, experienced a supply shortage, and aluminum prices increased. Century is solely a producer of primary aluminum and has a business model that has specific leverage to the price of aluminum. Alcoa, an aluminum products manufacturer, began to realize the benefits of several restructuring programs designed to help improve the company’s overall cost position. In addition, aerospace demand remained strong and the positive outlook for increased aluminum use in automobile production was expected to aid future results. Royal Caribbean Cruises, a cruise line operator, reported results in line with consensus expectations, but sentiment was helped by a positive outlook for pricing, volume in Europe and Asia, and an improvement in onboard spending. Also, after years of substantial capacity growth, industry-wide capacity additions appeared likely to moderate over the next several years.

Detractors from absolute Fund performance included Tidewater, McDermott International and Rowan Cos. Tidewater, an offshore oilfield services provider, suffered from a sharp decline in oil prices, weaker-than-expected deep-water day rates, higher maintenance expenses and concerns over excess industry capacity. McDermott International, a global engineering and construction contractor to the offshore oil and gas industry, is engaged in a long-term turnaround of its operations. Recent oil price declines raised the risk of key projects being delayed or cancelled, which would complicate its efforts to return to profitability. Rowan Cos., an offshore oil and gas drilling company, experienced a reduction in the outlook for day rates resulting from industry capacity issues, and declining oil prices also weighed on performance.

During the reporting period, we initiated positions including Allegheny Technologies, a producer of specialty metals; Intrepid Potash, a fertilizer products producer; First Solar, a manufacturer and designer of solar modules and solutions;

Cloud Peak Energy, a coal mine owner and operator; Denbury Resources, an oil and gas exploration and production company; GrainCorp, a grain products and services provider; Photronics, a maker of photomasks for semiconductor manufacturers; MKS Instruments, a solutions provider for advanced manufacturing; Fresh Del Monte Produce, a producer and marketer of fresh fruit; and Citizen’s Financial Group, a commercial bank. We also added to existing positions including Alcoa; Ensco, an offshore drilling provider; and Bunge, a global agribusiness and food company. In addition to selling Century Aluminum, we liquidated positions including Kaiser Aluminum, Trinity Industries, Benchmark Electronics and Valero Energy, among others. We also reduced some other positions including Old Republic International, Prudential Financial and Assurant. In addition, during the period NV Energy was acquired by Berkshire Hathaway through its subsidiary, MidAmerican Energy.

Top 10 Equity Holdings
10/31/14

Company	% of Total
Sector/Industry	Net Assets
Alcoa Inc.	4.1%
Materials
Corning Inc.	3.6%
Technology Hardware & Equipment
Bunge Ltd.	3.4%
Food, Beverage & Tobacco
Archer-Daniels-Midland Co.	3.1%
Food, Beverage & Tobacco
Citigroup Inc.	2.8%
Banks
StanCorp Financial Group Inc.	2.7%
Life & Health Insurance
Royal Caribbean Cruises Ltd.	2.7%
Consumer Services
National Western Life Insurance Co., A	2.5%
Life & Health Insurance
KeyCorp	2.4%
Banks
E-L Financial Corp. Ltd.	2.4%
Life & Health Insurance

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FRANKLIN BALANCE SHEET INVESTMENT FUND

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value[1]
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FRBSX)	$51.55	$53.95	-$	2.40
C (FCBSX)	$50.22	$52.74	-$	2.52
R (FBSRX)	$51.48	$53.86	-$	2.38
R6 (FBSIX)	$52.70	$55.03	-$	2.33
Advisor (FBSAX)	$52.68	$55.01	-$	2.33

Distributions (11/1/13–10/31/14)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.6479	$0.6536		$4.6492	$5.9507
C	$0.3141	$0.6536		$4.6492	$5.6169
R	$0.4949	$0.6536		$4.6492	$5.7977
R6	$0.8468	$0.6536		$4.6492	$6.1496
Advisor	$0.7782	$0.6536		$4.6492	$6.0810

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FRANKLIN BALANCE SHEET INVESTMENT FUND
PERFORMANCE SUMMARY

Performance as of 10/31/142

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

								Total Annual Operating Expenses[7]
		Cumulative		Average Annual	Value of		Average Annual
Share Class		Total Return[3]		Total Return[4]	$10,000 Investment[5]		Total Return (9/30/14)[6]	(with waiver)	(without waiver)
A								0.92%	0.93%
1-Year	+	7.03%[1]	+	0.88%	$10,088	+	5.12%
5-Year	+	98.71%	+	13.37%	$18,727	+	12.17%
10-Year	+	95.56%	+	6.31%	$18,432	+	6.50%
C								1.67%	1.68%
1-Year	+	6.23%[1]	+	5.28%	$10,528	+	9.71%
5-Year	+	91.43%	+	13.87%	$19,143	+	12.66%
10-Year	+	81.22%	+	6.13%	$18,122	+	6.32%
R								1.17%	1.18%
1-Year	+	6.75%[1]	+	6.75%[1]	$10,675	+	11.26%
5-Year	+	96.24%	+	14.43%	$19,624	+	13.22%
10-Year	+	91.27%	+	6.70%	$19,127	+	6.90%
R6								0.52%	0.53%
1-Year	+	7.43%[1]	+	7.43%[1]	$10,743	+	11.92%
Since Inception
(5/1/13)	+	23.71%	+	15.22%	$12,371	+	15.97%
Advisor								0.67%	0.68%
1-Year	+	7.29%[1]	+	7.29%[1]	$10,729	+	11.80%
5-Year	+	101.22%	+	15.01%	$20,122	+	13.79%
10-Year	+	103.26%	+	7.35%	$20,326	+	7.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

FRANKLIN BALANCE SHEET INVESTMENT FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Price and total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at
10/31/13 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.
2. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the
Russell Indexes. Russell® is a trademark of Russell Investment Group.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$1,009.80	$4.51
Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53
C
Actual	$1,000	$1,006.00	$8.29
Hypothetical (5% return before expenses)	$1,000	$1,016.94	$8.34
R
Actual	$1,000	$1,008.40	$5.77
Hypothetical (5% return before expenses)	$1,000	$1,019.46	$5.80
R6
Actual	$1,000	$1,011.70	$2.48
Hypothetical (5% return before expenses)	$1,000	$1,022.74	$2.50
Advisor
Actual	$1,000	$1,011.10	$3.24
Hypothetical (5% return before expenses)	$1,000	$1,021.98	$3.26

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.89%;
C: 1.64%; R: 1.14%; R6: 0.49%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Large Cap Value Fund

This annual report for Franklin Large Cap Value Fund covers the fiscal year ended October 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000® Index.1

Performance Overview

The Fund’s Class A shares delivered a +12.86% cumulative total return for the 12 months under review. In comparison, the Russell 1000® Value Index, which measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +16.46% total return.2 While we are disappointed with the Fund’s recent performance, we remain committed to the Fund’s goal of seeking long-term capital appreciation through investment in the securities of companies that we believe are undervalued. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 27.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in securities of large capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book

Portfolio Breakdown

Based on Total Net Assets as of 10/31/14

1. The Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represents the majority of the U.S. market’s total market capitalization.
2. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 82.

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FRANKLIN LARGE CAP VALUE FUND

value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

Manager’s Discussion

During the 12 months under review, three holdings that helped absolute Fund performance were Alcoa, Gilead Sciences and General Dynamics. Alcoa began to realize the benefits of several restructuring programs designed to help improve the company’s overall cost position. In addition, aerospace demand remained strong and the positive outlook for increased aluminum use in automobile production was expected to aid future results. Gilead Sciences, a biopharmaceutical company that specializes in antiviral and cardiovascular treatments, benefited from a doubling of revenue and earnings for the first and second quarters of 2014, largely based on strong sales of its hepatitis C medicine Sovaldi released in December 2013, as well as growing sales of its HIV drugs Stribild and Complera. General Dynamics performed well as the company hit a bottom for defense sales in 2014 despite continued uncertainty around Department of Defense spending. The company’s focus on margin improvement enabled it to exceed earnings expectations throughout the year, which was the main driver of strong stock performance. Given strong orders in 2014 and a significant backlog, General Dynamics is well positioned to grow in 2015, in our view.

Detractors from absolute Fund performance included Ensco, Noble and Apache. Ensco, which operates offshore drilling rigs, suffered from weaker industry day rates due to concerns of an oversupplied market. In our opinion, Ensco remains one of the healthiest companies in the offshore driller market. Like Ensco, Noble operates offshore drilling rigs in an industry that suffered from a downturn. We sold the stock based on our view of the company’s deteriorating financial condition. Apache’s weakness was due to the political turmoil in Egypt where the company earned over a third of its profits. The company’s assets in Egypt are some of the world’s most profitable oilfields, but investors were fearful over the country’s unrest. We believe the company has taken actions to reduce its risk in Egypt and remains attractively valued. The stock’s most recent underperformance resulted from a significant oil price drop.

During the period, we initiated positions in 13 new holdings including Pentair, a water and electronic end-markets manufacturer; CVS Health, an integrated pharmacy health care provider; Progressive, an insurer; Principal Financial Group, a global financial products and services provider; HollyFrontier, an independent oil refiner; First Solar, a manufacturer and designer of solar modules and solutions; Teradata, an analytic technology provider; Regions Financial, a bank holding company; Maxim Integrated Products, an integrated circuit manufacturer; and Denbury Resources, an oil and gas exploration and production company. We also added to some existing positions, including Abbott Laboratories, a diversified manufacturer of health care products; Schlumberger, an oilfield services company; and Stanley Black & Decker, a tools and security solutions manufacturer; among others. We liquidated our positions in Noble; Family Dollar Stores; Knowles, a spin-off of Dover; Office Depot; and Mallinckrodt, a spin-off of Covidien. We reduced our holdings in Gilead Sciences, Baker Hughes and Apache, among others.

There was one takeover announcement during the period. A cash and stock deal for the acquisition of Covidien by Medtronic was announced at a 29% premium to Covidien’s then share price. The deal is expected to be completed in early 2015.

Top 10 Equity Holdings
10/31/14
Company	% of Total
Sector/Industry	Net Assets
Alcoa Inc.	2.3%
Materials
The Allstate Corp.	2.2%
Insurance
Prudential Financial Inc.	2.1%
Insurance
Citigroup Inc.	2.1%
Banks
MetLife Inc.	2.0%
Insurance
Nucor Corp.	1.9%
Materials
Corning Inc.	1.9%
Technology Hardware & Equipment
State Street Corp.	1.9%
Diversified Financials
3M Co.	1.8%
Capital Goods
Bunge Ltd.	1.8%
Food, Beverage & Tobacco

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FRANKLIN LARGE CAP VALUE FUND

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to continuing to serve your investment needs.

Jakov Stipanov is a research analyst and portfolio manager at Franklin Advisory Services, LLC., on a team that manages several equity funds. He is portfolio manager for Franklin Large Cap Value Fund and Franklin MidCap Value Fund. Before joining Franklin Templeton in 2010, Mr. Stipanov served as an equity analyst with Systematic Financial where he conducted company-specific research spanning the market capitalization spectrum. Mr. Stipanov began his investment career at Scudder, Stevens and Clark as a portfolio assistant and was later an analyst with Stein Roe & Farnham, where he conducted fundamental research coverage on the technology sector.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FLVAX)	$18.91	$16.85	+$	2.06
C (FLCVX)	$18.67	$16.66	+$	2.01
R (FLCRX)	$18.76	$16.70	+$	2.06
R6 (FRLGX)	$18.87	$16.80	+$	2.07
Advisor (N/A)	$18.86	$16.80	+$	2.06

Distributions (11/1/13–10/31/14)
Dividend
Share Class	Income
A	$0.0967
R	$0.0544
R6	$0.1837
Advisor	$0.1406

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FRANKLIN LARGE CAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 10/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of		Average Annual	Total Annual Operating Expenses
Share Class		Total Return[2]		Total Return[3]	$10,000 Investment[4]		Total Return (9/30/14)[5]	(with waiver)	(without waiver)
A								1.36%	1.37%
1-Year	+	12.86%	+	6.36%	$10,636	+	9.76%
5-Year	+	86.59%	+	11.95%	$17,584	+	11.07%
10-Year	+	73.76%	+	5.06%	$16,382	+	5.00%
C								2.07%	2.08%
1-Year	+	12.06%	+	11.06%	$11,106	+	14.64%
5-Year	+	80.11%	+	12.49%	$18,011	+	11.59%
10-Year	+	62.09%	+	4.95%	$16,209	+	4.90%
R								1.57%	1.58%
1-Year	+	12.69%	+	12.69%	$11,269	+	16.23%
5-Year	+	84.62%	+	13.05%	$18,462	+	12.14%
10-Year	+	70.34%	+	5.47%	$17,034	+	5.41%
R6								0.88%	0.89%
1-Year	+	13.54%	+	13.54%	$11,354	+	17.01%
Since Inception
(5/1/13)	+	31.09%	+	19.76%	$13,109	+	19.75%
Advisor[7]								1.07%	1.08%
1-Year	+	13.19%	+	13.19%	$11,319	+	16.79%
5-Year	+	89.33%	+	13.62%	$18,933	+	12.71%
10-Year	+	78.61%	+	5.97%	$17,861	+	5.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN LARGE CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.
Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6: Shares are available to certain eligible investors as described in the prospectus.
Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/1/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+69.78% and +6.06%.
8. Source: Morningstar. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LARGE CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$1,045.30	$6.65
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.56
C
Actual	$1,000	$1,041.30	$10.24
Hypothetical (5% return before expenses)	$1,000	$1,015.17	$10.11
R
Actual	$1,000	$1,044.50	$7.68
Hypothetical (5% return before expenses)	$1,000	$1,017.69	$7.58
R6
Actual	$1,000	$1,047.80	$4.23
Hypothetical (5% return before expenses)	$1,000	$1,021.07	$4.18
Advisor
Actual	$1,000	$1,046.60	$5.11
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.29%;
C: 1.99%; R: 1.49%; R6: 0.82%; and Advisor: 0.99%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin MicroCap Value Fund

This annual report for Franklin MicroCap Value Fund covers the fiscal year ended October 31, 2014. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004 and has remained closed except for two days in mid-February 2013, when we opened the Fund on a limited basis. Existing shareholders may add to or reduce their investments in the Fund; however, once an account is reduced to zero, it may not be reopened unless the Fund reopens.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $500 million at the time of purchase that we believe are undervalued in the marketplace.1

Performance Overview

The Fund’s Class A shares delivered a +3.39% cumulative total return for the 12 months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +7.89% total return.2 While we are disappointed with the Fund’s recent performance, we remain committed to the Fund’s goal of seeking long-term capital appreciation through investment in the securities of companies that we believe are undervalued. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 37.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $500 million, which we

1. Effective 12/10/12, the maximum market capitalization for each investment that the Fund can invest in increased from $400 million at time of purchase to $500 million.
2. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 88.

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Top 10 Equity Holdings
10/31/14
Company	% of Total
Sector/Industry	Net Assets
PHI Inc.	4.1%
Energy
Seneca Foods Corp., A & B	4.0%
Food, Beverage & Tobacco
Omega Protein Corp.	3.4%
Food, Beverage & Tobacco
Hurco Cos. Inc.	3.2%
Machinery
Healthcare Services Group Inc.	2.9%
Commercial & Professional Services
P.A.M. Transportation Services Inc.	2.5%
Transportation
Tesco Corp.	2.3%
Energy
Hardinge Inc.	2.3%
Machinery
Ruby Tuesday Inc.	2.1%
Consumer Services
Lydall Inc.	1.9%
Machinery

define as “microcap.”1 Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

Manager’s Discussion

During the 12 months under review, three holdings that helped absolute Fund performance were Omega Protein, P.A.M. Transportation Services and Hurco. Omega Protein enjoyed sharply higher operating profit early in the period and benefited from a strong long-term outlook for its main products, fish oil and fish meal used mostly for fish and animal feed. The company also announced a major acquisition, Bioriginal Food & Science, to increase access to the human nutrition market.

P.A.M. Transportation Services, a truckload transportation provider, managed an operating turnaround at a time of unusual pricing power for the industry. Hurco is a machine tool manufacturer that, in addition to improved earnings, announced a patent application for a device that converts a computer-controlled milling machine into a 3D printer.

Detractors from absolute Fund performance included Cal Dive International, Delta Apparel and Hardinge. Cal Dive International, a marine contracting company for the oil and natural gas industry, made poor capital deployment decisions in prior years from which it has been unable to recover. Delta Apparel is a branded and private label garment manufacturer, including active wear. Delta’s efforts to turn around its important Soffe division were complicated by volatile cotton prices and weather-related sales weakness in other divisions. Hardinge, a machine tool manufacturer specializing in precision metal cutting, could also be termed a stalled turnaround. A series of acquisitions and a management change in 2012 had yet to improve financial returns.

During the period under review, we initiated new positions in Global Power Equipment Group, a provider of power generation equipment and services; Hawaiian Telcom HoldCo, a telecommunications and Internet service provider; Olympic Steel, a processor of flat and tubular steel products; Key Tronic, an electronic manufacturing services provider; Photronics, a maker of photomasks for semiconductor manufacturers; Investar Holding, a community bank; Versar, a project management company that serves the engineering, construction, environmental services, telecommunications and energy markets; and LeapFrog Enterprises, a developer of educational entertainment for children. We added to existing positions including the aforementioned Cal Dive International; Spartan Motors, a manufacturer of specialty vehicles; and Gibraltar Industries, a building and industrial products manufacturer. We liquidated our positions in USA Truck, Safety Insurance Group, Versar, Circor International and Espey Manufacturing & Electronics, among others. We also reduced positions including P.A.M. Transportation, Saia and Sparton. Cash takeovers of American Pacific, Cobra Electronics and Costa were also completed during the period.

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FRANKLIN MICROCAP VALUE FUND

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FRMCX)	$39.88	$40.99	-$	1.11
R6 (FMCVX)	$39.94	$41.03	-$	1.09
Advisor (FVRMX)	$39.90	$40.99	-$	1.09

Distributions (11/1/13–10/31/14)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.0437	$0.1066		$2.3350	$2.4853
R6	$0.1769	$0.1066		$2.3350	$2.6185
Advisor	$0.1188	$0.1066		$2.3350	$2.5604

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FRANKLIN MICROCAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 10/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class R6/Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of		Average Annual	Total Annual Operating Expenses
Share Class		Total Return[2]		Total Return[3]	$10,000 Investment[4]		Total Return (9/30/14)[5]	(with waiver)	(without waiver)
A								1.17%	1.19%
1-Year	+	3.39%		-2.55%	$9,745		-4.87%
5-Year	+	106.60%	+	14.25%	$19,469	+	12.22%
10-Year	+	145.69%	+	8.76%	$23,159	+	8.38%
R6								0.82%	0.84%
1-Year	+	3.79%	+	3.79%	$10,379	+	1.34%
Since Inception
(5/1/13)	+	23.71%	+	15.23%	$12,371	+	12.99%
Advisor[7]								0.93%	0.95%
1-Year	+	3.64%	+	3.64%	$10,364	+	1.19%
5-Year	+	109.11%	+	15.90%	$20,911	+	13.83%
10-Year	+	151.04%	+	9.64%	$25,104	+	9.26%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

FRANKLIN MICROCAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/1/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+114.84% and +8.87%.
8. Source: Morningstar. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$1,006.80	$5.87
Hypothetical (5% return before expenses)	$1,000	$1,019.36	$5.90
R6
Actual	$1,000	$1,009.10	$3.90
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.92
Advisor
Actual	$1,000	$1,008.10	$4.61
Hypothetical (5% return before expenses)	$1,000	$1,020.62	$4.63

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.16%; R6: 0.77%; and Advisor: 0.91%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin MidCap Value Fund

This annual report for Franklin MidCap Value Fund covers the fiscal year ended October 31, 2014.

Your Fund’s Goals and Main Investments

The Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap® Index.1

Performance Overview

The Fund’s Class A shares delivered a +9.91% cumulative total return for the 12 months under review. In comparison, the Russell Midcap® Value Index, which measures performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +16.18% total return.2 While we are disappointed with the Fund’s recent performance, we remain committed to the Fund’s goal of seeking long-term capital appreciation through investment in the securities of companies that we believe are undervalued. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 45.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially

Portfolio Breakdown

Based on Total Net Assets as of 10/31/14

1. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.
2. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 95.

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sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

Manager’s Discussion

During the 12 months under review, three holdings that helped absolute Fund performance were iShares Russell Mid-Cap Value ETF, Alcoa and Valero Energy. An exchange-traded fund, iShares Russell Mid-Cap Value ETF is designed to closely approximate the benchmark’s return. The ETF benefited primarily from its concentration in financials stocks, especially real estate investment trusts, banks and insurance, as well as positions in the utilities and information technology sectors. Alcoa began to realize the benefits of several restructuring programs designed to help improve the company’s overall cost position. In addition, aerospace demand remained strong and the positive outlook for increased aluminum use in automobile production was expected to aid future results. Valero Energy benefited from a U.S. refining boom, particularly among coastal refiners, which was fueled by abundant supplies of low-cost crude oil inventories.

Detractors from absolute Fund performance included GameStop, Peabody Energy and Rowan Cos. Shares of GameStop declined first as a result of management guidance that was below Wall Street estimates and later because of investor concerns regarding “cloud gaming” and the potentially negative impact it could have on GameStop’s business model. Shares of Peabody Energy sold off as coal prices fell rapidly owing partially to a cooler-than-average summer and as utilities bought less coal and drew down their inventories. Rowan Cos., an offshore oil and gas drilling company, experienced a reduction in the outlook for day rates resulting from industry capacity issues, and declining oil prices also weighed on performance.

During the reporting period, the Fund initiated numerous positions, including Host Hotels & Resorts, a real estate investment trust; Agilent Technologies, a bio-analytic and electronic measurement solutions and services provider; John Wiley & Sons, a print and electronic reading and educational products publisher; Regions Financial, a bank holding company; Zimmer Holdings, a medical devices developer and manufacturer; DDR Corp., a real estate investment trust specializing in shopping centers; Denbury Resources, an oil and gas exploration and production company; Ultra Petroleum, an independent oil and gas company; HollyFrontier, an independent oil refiner; and Principal Financial Group, a global financial products and services provider. Consistent with our value strategy, we added to existing positions in Progressive, an insurer; Raymond James Financial, a diversified financial services company; and GameStop, a video game retailer; among others. We liquidated positions including Valero Energy, Time Warner Cable, PNC Financial Services Group, Noble and Eaton. During the period, NV Energy was acquired by Berkshire Hathaway through its subsidiary, MidAmerican Energy, and Beam was acquired by Suntory Holdings, a subsidiary of Kotobuki Fudosan, in an all-cash deal. We also reduced our positions in Maxim Integrated Products, Xerox and MeadWestvaco, among others. In addition, there were three takeover announcements during the period: Time Warner Cable will be acquired by Comcast in an all-stock deal; Sigma-Aldrich will be acquired by Merck in an all-cash deal; and CareFusion will be acquired by Becton, Dickinson and Co. in a cash and stock deal.

Top 10 Equity Holdings
10/31/14
Company	% of Total
Sector/Industry	Net Assets
iShares Russell Mid-Cap Value ETF	3.4%
Diversified Financials
Host Hotels & Resorts Inc.	2.1%
Real Estate
Northern Trust Corp.	2.1%
Diversified Financials
American Campus Communities Inc.	2.0%
Real Estate
The Progressive Corp.	1.9%
Insurance
Comerica Inc.	1.8%
Banks
KeyCorp	1.7%
Banks
Total System Services Inc.	1.6%
Software & Services
John Wiley & Sons Inc., A	1.5%
Media
Raymond James Financial Inc.	1.5%
Diversified Financials

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FRANKLIN MIDCAP VALUE FUND

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to continuing to serve your investment needs.

Jakov Stipanov is a research analyst and portfolio manager at Franklin Advisory Services, LLC., on a team that manages several equity funds. He is portfolio manager for Franklin Large Cap Value Fund and Franklin MidCap Value Fund. Before joining Franklin Templeton in 2010, Mr. Stipanov served as an equity analyst with Systematic Financial where he conducted company-specific research spanning the market capitalization spectrum. Mr. Stipanov began his investment career at Scudder, Stevens and Clark as a portfolio assistant and was later an analyst with Stein Roe & Farnham, where he conducted fundamental research coverage on the technology sector.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FMVAX)	$16.13	$14.76	+$	1.37
C (FMVCX)	$15.87	$14.55	+$	1.32
R (N/A)	$16.09	$14.71	+$	1.38
Advisor (N/A)	$16.23	$14.84	+$	1.39

Distributions (11/1/13–10/31/14)
Dividend
Share Class	Income
A	$0.0849
C	$0.0058
R	$0.0495
Advisor	$0.1206

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FRANKLIN MIDCAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 10/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

								Total Annual Operating Expenses[6]
		Cumulative		Average Annual	Value of		Average Annual
Share Class		Total Return[2]		Total Return[3] $10,000 Investment[4]			Total Return (9/30/14)[5]	(with waiver)	(without waiver)
A								1.36%	1.66%
1-Year	+	9.91%	+	3.59%	$10,359	+	4.66%
5-Year	+	99.79%	+	13.49%	$18,829	+	12.32%
Since Inception
(7/1/05)	+	78.44%	+	5.73%	$16,818	+	5.41%
C								2.06%	2.36%
1-Year	+	9.12%	+	8.12%	$10,812	+	9.30%
5-Year	+	93.15%	+	14.07%	$19,315	+	12.91%
Since Inception
(7/1/05)	+	67.62%	+	5.69%	$16,762	+	5.38%
R								1.56%	1.86%
1-Year	+	9.75%	+	9.75%	$10,975	+	10.79%
5-Year	+	98.00%	+	14.64%	$19,800	+	13.46%
Since Inception
(7/1/05)	+	75.58%	+	6.22%	$17,558	+	5.90%
Advisor								1.06%	1.36%
1-Year	+	10.25%	+	10.25%	$11,025	+	11.38%
5-Year	+	103.02%	+	15.22%	$20,302	+	14.05%
Since Inception
(7/1/05)	+	84.10%	+	6.76%	$18,410	+	6.44%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN MIDCAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

Class R (7/1/05–10/31/14)

$25,000
$20,000
$15,000
$10,000
$5,000
7/05
10/08
10/10
10/12
10/14
$22,758
$17,558
$12,207
Franklin MidCap Value Fund
Russell Midcap Value Index[7]
CPI[8]

Average Annual Total Return

Class R	10/31/14
1-Year	+9.75%
5-Year	+14.64%
Since Inception (7/1/05)	+6.22%

Advisor Class (7/1/05–10/31/14)

$25,000
$20,000
$15,000
$10,000
$5,000
7/05
10/08
10/10
10/12
10/14
$22,758
$18,410
$12,207
Franklin MidCap Value Fund
Russell Midcap Value Index[7]
CPI[8]

Average Annual Total Return

Advisor Class	10/31/14
1-Year	+10.25%
5-Year	+15.22%
Since Inception (7/1/05)	+6.76%

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Historically, midsize company securities have been more volatile in price than larger company securities, especially over the short term. Midsize companies may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/15 and a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MIDCAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$1,029.40	$6.91
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.87
C
Actual	$1,000	$1,025.90	$10.47
Hypothetical (5% return before expenses)	$1,000	$1,014.87	$10.41
R
Actual	$1,000	$1,028.80	$7.93
Hypothetical (5% return before expenses)	$1,000	$1,017.39	$7.88
Advisor
Actual	$1,000	$1,031.10	$5.38
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.35

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.35%;
C: 2.05%; R: 1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Small Cap Value Fund

This annual report for Franklin Small Cap Value Fund covers the fiscal year ended October 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

Performance Overview

The Fund’s Class A shares delivered a +3.76% cumulative total return for the 12 months under review. In comparison, the Russell 2500TM Value Index, which measures performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +10.23% total return.1 While we are disappointed with the Fund’s recent performance, we remain committed to the Fund’s goal of seeking long-term capital appreciation through investment in the securities of companies that we believe are undervalued. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 55.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We

Portfolio Breakdown

Based on Total Net Assets as of 10/31/14

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 104.

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FRANKLIN SMALL CAP VALUE FUND

also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

Manager’s Discussion

During the 12 months under review, contributors to absolute Fund performance included Trinity Industries, Protective Life and Group 1 Automotive. Trinity Industries, a railcar manufacturer, continued to benefit from strong demand for crude oil-carrying railcars caused by a surge in domestic energy production, a broadening of orders for other railcar types such as hoppers and auto racks, accretive asset sales and the potential for acquisitions and other shareholder friendly capital allocation moves. Protective Life, a life insurance company, was the subject of a proposed all-cash takeover by Dai-ichi Life Insurance at a 34% premium to Protective’s then share price. Group 1 Automotive, an auto dealership operator, was boosted by better-than-expected revenue and earnings and an overall improvement in industry-wide sales.

Detractors from absolute Fund performance included Tidewater, Civeo and Rowan Cos. Tidewater suffered from a sharp decline in oil prices, weaker-than-expected deep-water day rates and higher maintenance expenses. Civeo, a spin-off of Fund holding Oil States International, is a leading provider of lodging and related services tied mostly to oil exploration and production and mining companies in Canada and Australia. The stock was negatively impacted by substantially lower-than-expected earnings guidance because of an uncertain contracting environment as oil and other commodity prices have come under pressure. Rowan Cos., an offshore oil and gas drilling company, experienced a reduction in the outlook for day rates resulting from industry capacity issues, and declining oil prices also weighed on performance.

During the reporting period, the Fund initiated positions in nine new holdings: Axiall, a chemicals and building products manufacturer; Maple Leaf Foods, a packaged consumer foods manufacturer; Minerals Technologies, a global producer of value-added specialty minerals; GrainCorp, a grain products and services provider; Gerresheimer, a glass and plastics maker for the pharmaceuticals industry; Civeo, described above; Hunting, a provider of crude oil extraction products

Top 10 Equity Holdings
10/31/14
Company	% of Total
Sector/Industry	Net Assets
Sensient Technologies Corp.	2.5%
Materials
Group 1 Automotive Inc.	2.4%
Retailing
STERIS Corp.	2.2%
Health Care Equipment & Services
Thor Industries Inc.	2.1%
Automobiles & Components
Bristow Group Inc.	2.1%
Energy
H.B. Fuller Co.	2.0%
Materials
La-Z-Boy Inc.	2.0%
Consumer Durables & Apparel
StanCorp Financial Group Inc.	2.0%
Insurance
Granite Construction Inc.	2.0%
Construction & Engineering
Regal-Beloit Corp.	2.0%
Electrical Equipment

and services; Everbank Financial, a commercial bank; and AMCOL International, a specialty materials producer that was also sold later in the period before the completion of a takeover by Minerals Technologies. We also added to our positions in Sensient Technologies, a color, flavor and fragrance manufacturer; H.B. Fuller, an industrial adhesive producer; and Enersys, an industrial battery manufacturer; among others.

We liquidated our positions in several securities including the aforementioned Trinity Industries and Protective Life, as well as Harman International Industries, Autoliv and Benchmark Electronics. We reduced our positions in GameStop, Briggs & Stratton and Watts Water Technologies, among others. In addition, a cash and stock deal for the acquisition of Schawk by Matthews International was announced at a 36% premium to Schawk’s then share price, and we sold our position in Schawk before the deal was completed. Completed during the period was the acquisition of NV Energy by Berkshire Hathaway through its subsidiary, MidAmerican Energy.

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FRANKLIN SMALL CAP VALUE FUND

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP VALUE FUND

Performance Summary as of October 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/14	10/31/13		Change
A (FRVLX)	$58.96	$59.76	-$	0.80
C (FRVFX)	$54.53	$55.62	-$	1.09
R (FVFRX)	$58.40	$59.21	-$	0.81
R6 (FRCSX)	$61.09	$61.78	-$	0.69
Advisor (FVADX)	$61.01	$61.72	-$	0.71

Distributions (11/1/13–10/31/14)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.2491	$0.0776		$2.6632	$2.9899
C	—	$0.0776		$2.6632	$2.7408
R	$0.1308	$0.0776		$2.6632	$2.8716
R6	$0.5325	$0.0776		$2.6632	$3.2733
Advisor	$0.4105	$0.0776		$2.6632	$3.1513

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FRANKLIN SMALL CAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 10/31/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

								Total Annual Operating Expenses[6]
		Cumulative		Average Annual	Value of		Average Annual
Share Class		Total Return[2]		Total Return[3]	$10,000 Investment[4]		Total Return (9/30/14)[5]	(with waiver)	(without waiver)
A								1.20%	1.21%
1-Year	+	3.76%		-2.21%	$9,779		-3.42%
5-Year	+	107.11%	+	14.32%	$19,522	+	11.87%
10-Year	+	134.57%	+	8.26%	$22,106	+	7.85%
C								1.90%	1.91%
1-Year	+	3.03%	+	2.05%	$10,205	+	0.82%
5-Year	+	100.01%	+	14.87%	$20,001	+	12.42%
10-Year	+	118.69%	+	8.14%	$21,869	+	7.73%
R								1.40%	1.41%
1-Year	+	3.55%	+	3.55%	$10,355	+	2.29%
5-Year	+	105.06%	+	15.44%	$20,506	+	12.98%
10-Year	+	129.80%	+	8.68%	$22,980	+	8.27%
R6								0.65%	0.66%
1-Year	+	4.31%	+	4.31%	$10,431	+	3.01%
Since Inception
(5/1/13)	+	26.78%	+	17.12%	$12,678	+	13.79%
Advisor								0.90%	0.91%
1-Year	+	4.07%	+	4.07%	$10,407	+	2.79%
5-Year	+	110.23%	+	16.02%	$21,023	+	13.54%
10-Year	+	141.64%	+	9.22%	$24,164	+	8.82%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

FRANKLIN SMALL CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

FRANKLIN SMALL CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1 (continued)

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/14	Value 10/31/14	Period* 5/1/14–10/31/14
A
Actual	$1,000	$1,001.90	$5.80
Hypothetical (5% return before expenses)	$1,000	$1,019.41	$5.85
C
Actual	$1,000	$998.40	$9.32
Hypothetical (5% return before expenses)	$1,000	$1,015.88	$9.40
R
Actual	$1,000	$1,000.90	$6.81
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.87
R6
Actual	$1,000	$1,004.60	$3.03
Hypothetical (5% return before expenses)	$1,000	$1,022.18	$3.06
Advisor
Actual	$1,000	$1,003.30	$4.29
Hypothetical (5% return before expenses)	$1,000	$1,020.92	$4.33

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.15%; C: 1.85%; R: 1.35%; R6: 0.60%; and Advisor: 0.85%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin All Cap Value Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.23	$9.23	$8.45	$8.41	$6.83
Income from investment operations[a]:
Net investment income[b]	0.02	0.04	0.06	0.04	0.04
Net realized and unrealized gains (losses)	0.78	3.04	0.77	0.03	1.59
Total from investment operations	0.80	3.08	0.83	0.07	1.63
Less distributions from net investment income	(0.02)	(0.08)	(0.05)	(0.03)	(0.05)
Net asset value, end of year	$13.01	$12.23	$9.23	$8.45	$8.41

Total return[c]	6.51%	33.69%	9.83%	0.86%	23.90%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.42%	1.59%	1.67%	1.72%	1.92%
Expenses net of waiver and payments by affiliates	1.25%	1.23%	1.20%	1.20%	1.20%
Net investment income	0.12%	0.37%	0.70%	0.46%	0.49%

Supplemental data
Net assets, end of year (000’s)	$46,657	$37,004	$20,127	$18,455	$15,904
Portfolio turnover rate	29.81%	26.63%	26.94%	34.96%	27.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

62 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin All Cap Value Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.05	$9.09	$8.34	$8.33	$6.77
Income from investment operations[a]:
Net investment income (loss)[b]	(0.07)	(0.03)	—[c]	(0.02)	(0.01)
Net realized and unrealized gains (losses)	0.76	3.01	0.75	0.03	1.58
Total from investment operations	0.69	2.98	0.75	0.01	1.57
Less distributions from net investment income	—	(0.02)	—	—	(0.01)
Net asset value, end of year	$12.74	$12.05	$9.09	$8.34	$8.33

Total return[d]	5.73%	32.82%	8.99%	0.12%	23.14%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.12%	2.29%	2.37%	2.42%	2.62%
Expenses net of waiver and payments by affiliates	1.95%	1.93%	1.90%	1.90%	1.90%
Net investment income (loss)	(0.58)%	(0.33)%	—%[e]	(0.24)%	(0.21)%

Supplemental data
Net assets, end of year (000’s)	$8,279	$5,745	$3,248	$3,159	$2,364
Portfolio turnover rate	29.81%	26.63%	26.94%	34.96%	27.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eRounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin All Cap Value Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.23	$9.21	$8.43	$8.39	$6.82
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.02	0.06	0.02	0.02
Net realized and unrealized gains (losses)	0.78	3.04	0.75	0.04	1.59
Total from investment operations	0.77	3.06	0.81	0.06	1.61
Less distributions from net investment income	—	(0.04)	(0.03)	(0.02)	(0.04)
Net asset value, end of year	$13.00	$12.23	$9.21	$8.43	$8.39

Total return	6.30%	33.45%	9.61%	0.69%	23.69%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.62%	1.79%	1.87%	1.92%	2.12%
Expenses net of waiver and payments by affiliates	1.45%	1.43%	1.40%	1.40%	1.40%
Net investment income (loss)	(0.08)%	0.17%	0.50%	0.26%	0.29%

Supplemental data
Net assets, end of year (000’s)	$79	$46	$29	$54	$25
Portfolio turnover rate	29.81%	26.63%	26.94%	34.96%	27.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

64 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

Franklin All Cap Value Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.29	$9.28	$8.49	$8.45	$6.86
Income from investment operations[a]:
Net investment income[b]	0.05	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses)	0.79	3.05	0.77	0.02	1.60
Total from investment operations	0.84	3.12	0.86	0.09	1.66
Less distributions from net investment income	(0.04)	(0.11)	(0.07)	(0.05)	(0.07)
Net asset value, end of year	$13.09	$12.29	$9.28	$8.49	$8.45

Total return	6.83%	34.00%	10.28%	1.09%	24.27%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.12%	1.29%	1.37%	1.42%	1.62%
Expenses net of waiver and payments by affiliates	0.95%	0.93%	0.90%	0.90%	0.90%
Net investment income	0.42%	0.67%	1.00%	0.76%	0.79%

Supplemental data
Net assets, end of year (000’s)	$2,978	$2,411	$1,668	$1,644	$1,158
Portfolio turnover rate	29.81%	26.63%	26.94%	34.96%	27.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

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FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2014

Franklin All Cap Value Fund
	Shares	Value
Common Stocks 95.9%
Aerospace & Defense 1.7%
AAR Corp.	35,200	$932,799
United Technologies Corp.	500	53,500
		986,299
Automobiles & Components 2.6%
Gentex Corp.	12,000	392,880
Johnson Controls Inc.	21,500	1,015,875
Spartan Motors Inc.	13,800	78,522
		1,487,277
Banks 3.5%
EverBank Financial Corp.	3,200	61,280
KeyCorp	80,500	1,062,600
U.S. Bancorp	21,200	903,120
		2,027,000
Building Products 7.9%
[a]Gibraltar Industries Inc.	82,900	1,264,225
Griffon Corp.	77,000	946,330
Insteel Industries Inc.	59,500	1,418,480
Owens Corning Inc.	700	22,442
Universal Forest Products Inc.	18,300	914,451
		4,565,928
Commercial & Professional Services 0.6%
McGrath RentCorp	8,700	317,811
Construction & Engineering 1.1%
[a]Sterling Construction Co.	69,000	608,580
Consumer Durables & Apparel 3.0%
Coach Inc.	15,000	515,700
La-Z-Boy Inc.	54,500	1,245,870
		1,761,570
Consumer Services 2.6%
Royal Caribbean Cruises Ltd.	22,000	1,495,340
Electrical Equipment 4.2%
Eaton Corp. PLC	6,200	424,018
Encore Wire Corp.	21,800	827,092
Regal-Beloit Corp.	17,000	1,206,490
		2,457,600
Energy 11.9%
Apache Corp.	11,650	899,380
Baker Hughes Inc.	13,000	688,480
Bristow Group Inc.	14,000	1,034,600
Denbury Resources Inc.	50,000	620,000
Hunting PLC (United Kingdom)	2,017	23,734
[a]Natural Gas Services Group Inc.	8,000	205,840
Occidental Petroleum Corp.	7,500	666,975
[a]PHI Inc.	30,700	1,305,057
[a]PHI Inc., non-voting	10,500	469,770
[a]Unit Corp.	19,700	953,874
		6,867,710

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin All Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 1.3%
Wal-Mart Stores Inc.	10,000	$762,700
Food, Beverage & Tobacco 11.9%
Archer-Daniels-Midland Co.	19,700	925,900
Bunge Ltd.	9,000	797,850
GrainCorp Ltd. (Australia)	55,000	424,007
Kraft Foods Group Inc.	7,233	407,580
Maple Leaf Foods Inc. (Canada)	59,400	1,027,956
Mondelez International Inc., A	15,700	553,582
[a]Omega Protein Corp.	73,500	1,062,075
PepsiCo Inc.	10,600	1,019,402
[a]Seneca Foods Corp., A	26,000	698,880
		6,917,232
Health Care Equipment & Services 3.2%
Becton, Dickinson and Co.	6,600	849,420
STERIS Corp.	16,200	1,001,160
		1,850,580
Household & Personal Products 1.1%
The Procter & Gamble Co.	7,300	637,071
Insurance 1.9%
The Allstate Corp.	17,300	1,121,905
Machinery 10.2%
Briggs & Stratton Corp.	3,000	60,630
John Bean Technologies Corp.	18,000	539,460
L.B. Foster Co., A	28,500	1,541,565
Miller Industries Inc.	69,500	1,374,015
Pentair PLC (United Kingdom)	11,400	764,370
[a]Wabash National Corp.	74,500	767,350
Xylem Inc.	23,000	836,280
		5,883,670
Materials 16.7%
Alcoa Inc.	83,000	1,391,080
Allegheny Technologies Inc.	29,000	952,650
Axiall Corp.	24,000	967,200
Carpenter Technology Corp.	17,600	880,880
H.B. Fuller Co.	28,200	1,183,554
Kaiser Aluminum Corp.	7,400	514,670
Minerals Technologies Inc.	9,500	728,745
Nucor Corp.	10,000	540,600
Sensient Technologies Corp.	25,700	1,520,926
Stepan Co.	6,000	265,680
[a]Universal Stainless & Alloy Products Inc.	28,936	743,945
		9,689,930
Pharmaceuticals, Biotechnology & Life Sciences 2.4%
Gerresheimer AG (Germany)	4,100	227,905
Johnson & Johnson	11,000	1,185,580
		1,413,485

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin All Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Retailing 2.4%
[a]The Pep Boys – Manny, Moe & Jack	5,300	$50,509
Target Corp.	22,000	1,360,040
		1,410,549
Semiconductors & Semiconductor Equipment 1.5%
Microchip Technology Inc.	20,500	883,755
Technology Hardware & Equipment 4.2%
Corning Inc.	55,000	1,123,650
QUALCOMM Inc.	16,800	1,318,968
		2,442,618
Total Common Stocks (Cost $45,157,761)		55,588,610
Short Term Investments (Cost $2,415,951) 4.1%
Money Market Funds 4.1%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	2,415,951	2,415,951
Total Investments (Cost $47,573,712) 100.0%		58,004,561
Other Assets, less Liabilities (0.0)%†		(12,013)
Net Assets 100.0%		$57,992,548

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

68 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin Balance Sheet Investment Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$53.98	$43.01	$44.05	$47.25	$39.28
Income from investment operations[a]:
Net investment income[b]	0.46 [c]	0.64 [d]	0.48	0.50	0.39
Net realized and unrealized gains (losses)	3.06	13.15	3.65	1.02	8.01
Total from investment operations	3.52	13.79	4.13	1.52	8.40
Less distributions from:
Net investment income	(0.65)	(0.66)	(0.25)	(0.79)	(0.43)
Net realized gains	(5.30)	(2.16)	(4.92)	(3.93)	—
Total distributions	(5.95)	(2.82)	(5.17)	(4.72)	(0.43)
Net asset value, end of year	$51.55	$53.98	$43.01	$44.05	$47.25

Total return[e]	6.97%	33.97%	11.09%	2.75%	21.48%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.90%	0.91%	0.99%	0.94%	0.97%
Expenses net of waiver and payments by affiliates	0.89%[f]	0.91%	0.99%	0.94%	0.97%
Net investment income	0.89%[c]	1.34%[d]	1.16%	1.06%	0.89%

Supplemental data
Net assets, end of year (000’s)	$1,221,903	$1,256,543	$1,079,418	$1,441,777	$1,788,318
Portfolio turnover rate	25.08%	11.54%	7.91%[g]	9.66%	5.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.61%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.02%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$52.77	$42.10	$43.27	$46.51	$38.70
Income from investment operations[a]:
Net investment income[b]	0.07 [c]	0.25 [d]	0.15	0.12	0.05
Net realized and unrealized gains (losses)	2.99	12.93	3.60	1.02	7.91
Total from investment operations	3.06	13.18	3.75	1.14	7.96
Less distributions from:
Net investment income	(0.31)	(0.35)	—	(0.45)	(0.15)
Net realized gains	(5.30)	(2.16)	(4.92)	(3.93)	—
Total distributions	(5.61)	(2.51)	(4.92)	(4.38)	(0.15)
Net asset value, end of year	$50.22	$52.77	$42.10	$43.27	$46.51

Total return[e]	6.17%	33.01%	10.25%	1.97%	20.59%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.65%	1.66%	1.74%	1.69%	1.72%
Expenses net of waiver and payments by affiliates	1.64%[f]	1.66%	1.74%	1.69%	1.72%
Net investment income	0.14%[c]	0.59%[d]	0.41%	0.31%	0.14%

Supplemental data
Net assets, end of year (000’s)	$96,279	$96,462	$71,723	$75,025	$77,217
Portfolio turnover rate	25.08%	11.54%	7.91%[g]	9.66%	5.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.14)%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.27%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

70 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$53.90	$42.95	$43.94	$47.12	$39.19
Income from investment operations[a]:
Net investment income[b]	0.36 [c]	0.49 [d]	0.37	0.42	0.28
Net realized and unrealized gains (losses)	3.01	13.18	3.65	0.98	7.99
Total from investment operations	3.37	13.67	4.02	1.40	8.27
Less distributions from:
Net investment income	(0.49)	(0.56)	(0.09)	(0.65)	(0.34)
Net realized gains	(5.30)	(2.16)	(4.92)	(3.93)	—
Total distributions	(5.79)	(2.72)	(5.01)	(4.58)	(0.34)
Net asset value, end of year	$51.48	$53.90	$42.95	$43.94	$47.12

Total return	6.67%	33.67%	10.80%	2.50%	21.17%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.15%	1.16%	1.24%	1.19%	1.22%
Expenses net of waiver and payments by affiliates	1.14%[e]	1.16%	1.24%	1.19%	1.22%
Net investment income	0.64%[c]	1.09%[d]	0.91%	0.81%	0.64%

Supplemental data
Net assets, end of year (000’s)	$14,261	$17,992	$15,053	$19,321	$28,490
Portfolio turnover rate	25.08%	11.54%	7.91%[f]	9.66%	5.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.36%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.77%.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)

	Year Ended
	October 31,
	2014		2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$55.06		$47.79
Income from investment operations[b]:
Net investment income[c]	0.47	[d]	0.32 [e]
Net realized and unrealized gains (losses)	3.32		6.95
Total from investment operations	3.79		7.27
Less distributions from:
Net investment income	(0.85)		—
Net realized gains	(5.30)		—
Total distributions	(6.15)		—
Net asset value, end of year	$52.70		$55.06

Total return[f]	7.37%		15.21%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	0.50%		2.10%
Expenses net of waiver and payments by affiliates	0.49	%h	0.51%
Net investment income	1.29%[d]		1.25%[e]

Supplemental data
Net assets, end of year (000’s)	$7,863		$6
Portfolio turnover rate	25.08%		11.54%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.01%.
eNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.00%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

72 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$55.04	$43.79	$44.82	$48.01	$39.89
Income from investment operations[a]:
Net investment income[b]	0.60 [c]	0.79 [d]	0.58	0.58	0.51
Net realized and unrealized gains (losses)	3.12	13.40	3.69	1.08	8.13
Total from investment operations	3.72	14.19	4.27	1.66	8.64
Less distributions from:
Net investment income	(0.78)	(0.78)	(0.38)	(0.92)	(0.52)
Net realized gains	(5.30)	(2.16)	(4.92)	(3.93)	—
Total distributions	(6.08)	(2.94)	(5.30)	(4.85)	(0.52)
Net asset value, end of year	$52.68	$55.04	$43.79	$44.82	$48.01

Total return	7.23%	34.39%	11.34%	3.01%	21.80%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.65%	0.66%	0.74%	0.69%	0.72%
Expenses net of waiver and payments by affiliates	0.64%[e]	0.66%	0.74%	0.69%	0.72%
Net investment income	1.14%[c]	1.59%[d]	1.41%	1.31%	1.14%

Supplemental data
Net assets, end of year (000’s)	$115,254	$107,925	$115,694	$195,437	$145,478
Portfolio turnover rate	25.08%	11.54%	7.91%[f]	9.66%	5.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.86%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.27%.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio securities delivered as a result of a result of a redemption in-kind.

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FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2014

Franklin Balance Sheet Investment Fund
	Shares	Value
Common Stocks 85.9%
Banks 9.0%
Citigroup Inc.	769,000	$41,164,570
[a] Citizens Financial Group Inc.	680,000	16,061,600
Comerica Inc.	631,000	30,123,940
Farmers & Merchants Bank of Long Beach	1,475	8,814,600
KeyCorp	2,700,000	35,640,000
		131,804,710
Capital Goods 2.3%
Encore Wire Corp.	535,000	20,297,900
Mueller Industries Inc.	396,000	12,854,160
		33,152,060
Commercial & Professional Services 1.4%
Kelly Services Inc., A	1,145,000	20,186,350
Consumer Durables & Apparel 0.6%
[a] LeapFrog Enterprises Inc.	1,787,900	9,511,628
Consumer Services 3.9%
Royal Caribbean Cruises Ltd.	572,000	38,878,840
Vail Resorts Inc.	212,500	18,351,500
		57,230,340
Energy 11.6%
Apache Corp.	233,000	17,987,600
[a] Cloud Peak Energy Inc.	1,390,000	16,638,300
Denbury Resources Inc.	1,095,000	13,578,000
Devon Energy Corp.	564,600	33,876,000
Ensco PLC, A	604,000	24,516,360
[a] PHI Inc.	77,500	3,294,525
[a] PHI Inc., non-voting	390,000	17,448,600
Rowan Cos. PLC	989,000	24,003,030
Tidewater Inc.	485,000	17,881,950
		169,224,365
Food, Beverage & Tobacco 8.8%
Archer-Daniels-Midland Co.	955,000	44,885,000
Bunge Ltd.	560,000	49,644,000
Fresh Del Monte Produce Inc.	541,000	17,371,510
GrainCorp Ltd. (Australia)	2,219,000	17,106,799
		129,007,309
Life & Health Insurance 11.6%
E-L Financial Corp. Ltd. (Canada)	57,000	34,904,153
MetLife Inc.	545,000	29,560,800
National Western Life Insurance Co., A	132,500	35,907,500
Prudential Financial Inc.	331,000	29,306,740
StanCorp Financial Group Inc.	559,000	38,884,040
		168,563,233
Materials 11.7%
Alcoa Inc.	3,600,000	60,336,000
Allegheny Technologies Inc.	823,000	27,035,550
Ashland Inc.	167,000	18,047,690

74 | Annual Report

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin Balance Sheet Investment Fund (continued)
	Shares	Value
Common Stocks (continued)
Materials (continued)
[a] Intrepid Potash Inc.	1,994,000	$26,819,300
Reliance Steel & Aluminum Co.	302,000	20,378,960
[a] RTI International Metals Inc.	741,300	17,457,615
		170,075,115
Multi-line Insurance 5.5%
American National Insurance Co.	176,847	20,174,706
Assurant Inc.	429,000	29,266,380
HCC Insurance Holdings Inc.	585,000	30,531,150
		79,972,236
Property & Casualty Insurance 6.4%
The Chubb Corp.	259,000	25,734,240
Old Republic International Corp.	889,000	13,130,530
Selective Insurance Group Inc.	1,078,000	27,833,960
The Travelers Cos. Inc.	258,000	26,006,400
		92,705,130
Real Estate 0.5%
[a,b] Trinity Place Holdings Inc.	1,200,000	6,912,000
Retailing 0.8%
Haverty Furniture Cos. Inc.	505,000	11,115,050
Semiconductors & Semiconductor Equipment 3.9%
Brooks Automation Inc.	325,000	4,007,250
[a] First Solar Inc.	311,000	18,317,900
MKS Instruments Inc.	492,000	17,908,800
[a] Photronics Inc.	1,815,000	16,316,850
		56,550,800
Technology Hardware & Equipment 3.9%
Corning Inc.	2,580,000	52,709,400
[a] Ingram Micro Inc., A	140,000	3,757,600
		56,467,000
Telecommunication Services 1.3%
[a] Iridium Communications Inc.	1,975,883	18,770,888
Utilities 2.7%
Great Plains Energy Inc.	297,000	7,998,210
IDACORP Inc.	134,000	8,472,820
[a,b,c] KGen Power Corp., 144A	2,800,000	764,540
Northeast Utilities	165,000	8,142,750
PNM Resources Inc.	297,000	8,568,450
Westar Energy Inc.	130,000	4,915,300
		38,862,070
Total Common Stocks (Cost $805,742,236)		1,250,110,284
Convertible Preferred Stocks (Cost $5,000,000) 0.5%
Telecommunication Services 0.5%
Iridium Communications Inc., 6.75%, Series B, cvt., pfd.	20,000	7,245,040
Total Investments before Short Term Investments (Cost $810,742,236)		1,257,355,324

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin Balance Sheet Investment Fund (continued)
	Shares	Value
Short Term Investments (Cost $192,857,335) 13.2%
Money Market Funds 13.2%
[a,d] Institutional Fiduciary Trust Money Market Portfolio	192,857,335	$192,857,335
Total Investments (Cost $1,003,599,571) 99.6%		1,450,212,659
Other Assets, less Liabilities 0.4%		5,347,536
Net Assets 100.0%		$1,455,560,195

aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cSee Note 7 regarding restricted securities.
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

76 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin Large Cap Value Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.85	$13.05	$11.95	$11.78	$10.63
Income from investment operations[a]:
Net investment income[b]	0.11	0.11	0.12	0.10	0.08
Net realized and unrealized gains (losses)	2.05	3.83	1.10	0.15	1.24
Total from investment operations	2.16	3.94	1.22	0.25	1.32
Less distributions from net investment income	(0.10)	(0.14)	(0.12)	(0.08)	(0.17)
Net asset value, end of year	$18.91	$16.85	$13.05	$11.95	$11.78

Total return[c]	12.86%	30.53%	10.31%	2.09%	12.47%

Ratios to average net assets
Expenses	1.31%[d]	1.35%	1.40%	1.39%	1.42%
Net investment income	0.61%	0.75%	0.95%	0.79%	0.71%

Supplemental data
Net assets, end of year (000’s)	$163,384	$138,325	$96,584	$101,711	$101,638
Portfolio turnover rate	7.25%	5.81%	15.76%	17.99%	13.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.66	$12.91	$11.82	$11.65	$10.52
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.01	0.03	0.01	—[c]
Net realized and unrealized gains (losses)	2.02	3.79	1.08	0.16	1.22
Total from investment operations	2.01	3.80	1.11	0.17	1.22
Less distributions from net investment income	—	(0.05)	(0.02)	—	(0.09)
Net asset value, end of year	$18.67	$16.66	$12.91	$11.82	$11.65

Total return[d]	12.06%	29.59%	9.46%	1.46%	11.68%

Ratios to average net assets
Expenses	2.00%[e]	2.06%	2.11%	2.09%	2.12%
Net investment income (loss)	(0.08)%	0.04%	0.24%	0.09%	0.01%

Supplemental data
Net assets, end of year (000’s)	$39,232	$33,287	$22,650	$22,062	$23,693
Portfolio turnover rate	7.25%	5.81%	15.76%	17.99%	13.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

78 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.70	$12.94	$11.85	$11.68	$10.55
Income from investment operations[a]:
Net investment income[b]	0.08	0.08	0.09	0.07	0.05
Net realized and unrealized gains (losses)	2.03	3.80	1.09	0.16	1.22
Total from investment operations	2.11	3.88	1.18	0.23	1.27
Less distributions from net investment income	(0.05)	(0.12)	(0.09)	(0.06)	(0.14)
Net asset value, end of year	$18.76	$16.70	$12.94	$11.85	$11.68

Total return	12.69%	30.20%	10.07%	1.92%	12.16%

Ratios to average net assets
Expenses	1.50%[c]	1.56%	1.61%	1.59%	1.62%
Net investment income	0.42%	0.54%	0.74%	0.59%	0.51%

Supplemental data
Net assets, end of year (000’s)	$4,822	$4,531	$3,644	$3,638	$3,895
Portfolio turnover rate	7.25%	5.81%	15.76%	17.99%	13.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
	Year Ended
	October 31,
	2014		2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.80		$14.55
Income from investment operations[b]:
Net investment income[c]	0.18		0.09
Net realized and unrealized gains (losses)	2.07		2.16
Total from investment operations	2.25		2.25
Less distributions from net investment income	(0.18)		—
Net asset value, end of year	$18.87		$16.80

Total return[d]	13.54%		15.46%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.83%		2.22%
Expenses net of waiver and payments by affiliates	0.83	%f	0.87%
Net investment income	1.09%		1.23%

Supplemental data
Net assets, end of year (000’s)	$7,534		$6
Portfolio turnover rate	7.25%		5.81%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

80 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.80	$13.01	$11.93	$11.75	$10.60
Income from investment operations[a]:
Net investment income[b]	0.17	0.15	0.15	0.13	0.10
Net realized and unrealized gains (losses)	2.03	3.82	1.08	0.16	1.24
Total from investment operations	2.20	3.97	1.23	0.29	1.34
Less distributions from net investment income	(0.14)	(0.18)	(0.15)	(0.11)	(0.19)
Net asset value, end of year	$18.86	$16.80	$13.01	$11.93	$11.75

Total return	13.19%	30.95%	10.53%	2.47%	12.78%

Ratios to average net assets
Expenses	1.00%[c]	1.06%	1.11%	1.09%	1.12%
Net investment income	0.92%	1.04%	1.24%	1.09%	1.01%

Supplemental data
Net assets, end of year (000’s)	$6,858	$10,454	$7,169	$6,028	$4,851
Portfolio turnover rate	7.25%	5.81%	15.76%	17.99%	13.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2014

Franklin Large Cap Value Fund
	Shares	Value
Common Stocks 96.4%
Automobiles & Components 3.1%
BorgWarner Inc.	51,000	$2,908,020
Johnson Controls Inc.	83,500	3,945,375
		6,853,395
Banks 8.3%
Bank of America Corp.	136,000	2,333,760
Citigroup Inc.	85,000	4,550,050
Comerica Inc.	70,000	3,341,800
KeyCorp	266,000	3,511,200
Regions Financial Corp.	165,000	1,638,450
U.S. Bancorp	71,000	3,024,600
		18,399,860
Capital Goods 14.8%
3M Co.	26,500	4,074,905
Dover Corp.	34,500	2,740,680
Eaton Corp. PLC	55,000	3,761,450
General Dynamics Corp.	28,000	3,913,280
General Electric Co.	103,500	2,671,335
Illinois Tool Works Inc.	28,000	2,549,400
Parker Hannifin Corp.	27,000	3,429,810
Pentair PLC (United Kingdom)	46,000	3,084,300
Rockwell Automation Inc.	15,000	1,685,250
Stanley Black & Decker Inc.	22,000	2,060,080
United Technologies Corp.	26,500	2,835,500
		32,805,990
Consumer Durables & Apparel 1.6%
NIKE Inc., B	37,400	3,477,078
Consumer Services 0.3%
McDonald’s Corp.	7,000	656,110
Diversified Financials 4.2%
[a]Berkshire Hathaway Inc., A	8	1,680,000
Capital One Financial Corp.	20,456	1,693,143
Northern Trust Corp.	27,000	1,790,100
State Street Corp.	55,000	4,150,300
		9,313,543
Energy 12.0%
Apache Corp.	25,400	1,960,880
Baker Hughes Inc.	37,200	1,970,112
Chevron Corp.	20,000	2,399,000
ConocoPhillips	29,500	2,128,425
Denbury Resources Inc.	84,000	1,041,600
Devon Energy Corp.	35,000	2,100,000
Ensco PLC, A	56,000	2,273,040
Exxon Mobil Corp.	29,000	2,804,590
HollyFrontier Corp.	42,000	1,905,960
Occidental Petroleum Corp.	22,500	2,000,925
Phillips 66	19,250	1,511,125
Schlumberger Ltd.	23,000	2,269,180
Valero Energy Corp.	47,000	2,354,230
		26,719,067

82 | Annual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin Large Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 2.9%
CVS Health Corp.	37,000	$3,174,970
Wal-Mart Stores Inc.	7,500	572,025
Walgreen Co.	40,000	2,568,800
		6,315,795
Food, Beverage & Tobacco 3.2%
Archer-Daniels-Midland Co.	65,000	3,055,000
Bunge Ltd.	45,500	4,033,575
		7,088,575
Health Care Equipment & Services 3.3%
Abbott Laboratories	43,300	1,887,447
Becton, Dickinson and Co.	29,000	3,732,300
Covidien PLC	17,500	1,617,700
		7,237,447
Household & Personal Products 0.9%
The Procter & Gamble Co.	23,000	2,007,210
Insurance 11.8%
Aflac Inc.	57,000	3,404,610
The Allstate Corp.	75,000	4,863,750
The Chubb Corp.	25,000	2,484,000
MetLife Inc.	80,000	4,339,200
Principal Financial Group Inc.	43,000	2,251,910
The Progressive Corp.	98,000	2,588,180
Prudential Financial Inc.	52,000	4,604,080
The Travelers Cos. Inc.	17,000	1,713,600
		26,249,330
Materials 5.8%
Air Products and Chemicals Inc.	10,400	1,400,464
Alcoa Inc.	305,000	5,111,800
FMC Corp.	10,000	573,500
Nucor Corp.	78,000	4,216,680
Praxair Inc.	12,000	1,511,880
		12,814,324
Pharmaceuticals, Biotechnology & Life Sciences 5.9%
[a]Gilead Sciences Inc.	35,000	3,920,000
Merck & Co. Inc.	64,000	3,708,160
Pfizer Inc.	95,000	2,845,250
Teva Pharmaceutical Industries Ltd., ADR (Israel)	46,500	2,625,855
		13,099,265
Retailing 4.3%
The Home Depot Inc.	38,500	3,754,520
Nordstrom Inc.	39,000	2,831,790
Target Corp.	48,000	2,967,360
		9,553,670

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Annual Report

| 83

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin Large Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 2.3%
[a]First Solar Inc.	31,000	$1,825,900
Maxim Integrated Products Inc.	48,600	1,425,924
Microchip Technology Inc.	45,000	1,939,950
		5,191,774
Software & Services 5.4%
International Business Machines Corp.	15,000	2,466,000
Microsoft Corp.	69,500	3,263,025
Symantec Corp.	25,000	620,500
[a]Teradata Corp.	40,000	1,692,800
Xerox Corp.	295,000	3,917,600
		11,959,925
Technology Hardware & Equipment 4.9%
Cisco Systems Inc.	110,000	2,691,700
Corning Inc.	205,000	4,188,150
EMC Corp.	27,200	781,456
QUALCOMM Inc.	22,500	1,766,475
TE Connectivity Ltd.	23,600	1,442,668
		10,870,449
Transportation 1.2%
Norfolk Southern Corp.	25,000	2,766,000
Utilities 0.2%
Exelon Corp.	14,000	512,260
Total Common Stocks (Cost $143,610,559)		213,891,067
Short Term Investments (Cost $7,907,565) 3.6%
Money Market Funds 3.6%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	7,907,565	7,907,565
Total Investments (Cost $151,518,124) 100.0%		221,798,632
Other Assets, less Liabilities 0.0%†		30,871
Net Assets 100.0%		$221,829,503

See Abbreviations on page 132.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

84 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin MicroCap Value Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$40.99	$32.60	$32.38	$29.34	$25.84
Income from investment operations[a]:
Net investment income (loss)[b]	(0.07)[c]	0.10 [d]	0.30 [e]	0.04	0.05
Net realized and unrealized gains (losses)	1.44	10.25	3.77	4.07	3.60
Total from investment operations	1.37	10.35	4.07	4.11	3.65
Less distributions from:
Net investment income	(0.04)	(0.52)	(0.02)	(0.09)	(0.15)
Net realized gains	(2.44)	(1.44)	(3.83)	(0.98)	—
Total distributions	(2.48)	(1.96)	(3.85)	(1.07)	(0.15)
Net asset value, end of year	$39.88	$40.99	$32.60	$32.38	$29.34

Total return[f]	3.39%	33.64%	14.70%	14.16%	14.19%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.16%	1.15%	1.16%	1.16%	1.18%
Expenses net of waiver and payments by affiliates	1.14%[g]	1.15%	1.16%	1.16%	1.17%
Net investment income (loss)	(0.17)%[c]	0.36%[d]	1.01%[e]	0.12%	0.17%

Supplemental data
Net assets, end of year (000’s)	$346,820	$370,763	$202,636	$214,646	$217,735
Portfolio turnover rate	11.63%	11.31%	5.03%	9.46%	8.34%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.31)%.
dNet investment income per share includes approximately $0.17 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.10)%.
eNet investment income per share includes approximately $0.23 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.25%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)
	Year Ended
	October 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$41.03	$34.43
Income from investment operations[b]:
Net investment income[c]	0.03 [d]	0.04
Net realized and unrealized gains (losses)	1.50	6.56
Total from investment operations	1.53	6.60
Less distributions from:
Net investment income	(0.18)	—
Net realized gains	(2.44)	—
Total distributions	(2.62)	—
Net asset value, end of year	$39.94	$41.03

Total return[e]	3.79%	19.17%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.79%	0.79%
Expenses net of waiver and payments by affiliates	0.77%[g]	0.79%
Net investment income	0.20%[d]	0.19%

Supplemental data
Net assets, end of year (000’s)	$25,020	$59,597
Portfolio turnover rate	11.63%	11.31%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.06 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.06%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

86 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$40.99	$32.61	$32.41	$29.37	$25.85
Income from investment operations[a]:
Net investment income[b]	0.04 [c]	0.31 [d]	0.39 [e]	0.12	0.11
Net realized and unrealized gains (losses)	1.43	10.11	3.74	4.07	3.62
Total from investment operations	1.47	10.42	4.13	4.19	3.73
Less distributions from:
Net investment income	(0.12)	(0.60)	(0.10)	(0.17)	(0.21)
Net realized gains	(2.44)	(1.44)	(3.83)	(0.98)	—
Total distributions	(2.56)	(2.04)	(3.93)	(1.15)	(0.21)
Net asset value, end of year	$39.90	$40.99	$32.61	$32.41	$29.37

Total return	3.64%	33.93%	14.97%	14.44%	14.50%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.92%	0.91%	0.92%	0.91%	0.94%
Expenses net of waiver and payments by affiliates	0.90%[f]	0.91%	0.92%	0.91%	0.93%
Net investment income	0.07%[c]	0.60%[d]	1.25%[e]	0.37%	0.41%

Supplemental data
Net assets, end of year (000’s)	$89,880	$116,292	$165,296	$133,697	$129,806
Portfolio turnover rate	11.63%	11.31%	5.03%	9.46%	8.34%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.07)%.
dNet investment income per share includes approximately $0.17 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.14%.
eNet investment income per share includes approximately $0.23 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.49%.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2014

Franklin MicroCap Value Fund
	Shares	Value
Common Stocks 90.6%
Aerospace & Defense 2.9%
[a]Ducommun Inc.	236,000	$6,232,760
[a]Sparton Corp.	260,211	7,051,718
		13,284,478
Automobiles & Components 1.8%
Spartan Motors Inc.	1,428,400	8,127,596
Banks 8.3%
Bar Harbor Bankshares	235,152	6,842,923
Citizens Community Bancorp Inc.	128,700	1,145,430
First Defiance Financial Corp.	193,000	5,911,590
Investar Holding Corp.	200,000	2,800,000
MidSouth Bancorp Inc.	225,000	4,261,500
Northeast Bancorp	437,000	3,937,370
Old Line Bancshares Inc.	94,145	1,504,437
Peoples Financial Services Corp.	87,543	4,392,033
Southern Missouri Bancorp Inc.	70,000	2,587,900
WSFS Financial Corp.	60,000	4,719,000
		38,102,183
Building Products 3.5%
Burnham Holdings Inc., A	219,000	4,106,250
[a]Gibraltar Industries Inc.	510,000	7,777,500
Griffon Corp.	120,000	1,474,800
Insteel Industries Inc.	119,723	2,854,196
		16,212,746
Commercial & Professional Services 4.0%
Ecology and Environment Inc., A	144,000	1,424,160
Healthcare Services Group Inc.	456,000	13,579,680
Kelly Services Inc., A	60,100	1,059,563
Kimball International Inc., B	134,300	2,414,714
		18,478,117
Construction & Engineering 2.7%
[a]Northwest Pipe Co.	170,000	6,082,600
[a]Sterling Construction Co.	745,000	6,570,900
		12,653,500
Consumer Durables & Apparel 4.1%
Callaway Golf Co.	135,000	1,058,400
[a,b]Delta Apparel Inc.	800,000	8,400,000
[a]The Dixie Group Inc.	292,350	2,303,718
Flexsteel Industries Inc.	140,000	4,803,400
[a]LeapFrog Enterprises Inc.	250,000	1,330,000
[a]P & F Industries Inc., A	65,200	520,948
Rocky Brands Inc.	37,000	486,180
		18,902,646
Consumer Services 3.8%
Frisch’s Restaurants Inc.	220,000	5,649,600
[a,b]Full House Resorts Inc.	1,600,000	2,064,000
[a]Ruby Tuesday Inc.	1,260,000	9,676,800
		17,390,400

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin MicroCap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Diversified Financials 1.1%
KCAP Financial Inc.	664,275	$5,068,418
Electrical Equipment 1.5%
Global Power Equipment Group Inc.	510,000	6,951,300
Energy 9.6%
[a,b]Cal Dive International Inc.	5,395,000	539,500
[a,b]Magellan Petroleum Corp.	2,377,980	4,280,364
[a]Natural Gas Services Group Inc.	246,000	6,329,580
[a]Parker Drilling Co.	835,000	3,707,400
[a]PHI Inc.	17,600	748,176
[a]PHI Inc., non-voting	411,000	18,388,140
Tesco Corp.	555,200	10,571,008
		44,564,168
Food & Staples Retailing 1.4%
Village Super Market Inc., A	227,000	6,299,250
Food, Beverage & Tobacco 9.0%
John B. Sanfilippo & Son Inc.	212,000	7,875,800
[a,b]Omega Protein Corp.	1,080,000	15,606,000
[a]Seneca Foods Corp., A	539,104	14,491,116
[a]Seneca Foods Corp., B	121,500	3,760,425
		41,733,341
Industrial Conglomerates 0.00%†
[a,c]Smith Investment Co. LLC	44,600	24,084
Insurance 3.9%
[a,b]ACMAT Corp., A	274,900	5,910,350
Baldwin & Lyons Inc., B	275,001	7,403,027
[a]Global Indemnity PLC, A	108,584	3,146,764
[a]Hallmark Financial Services Inc.	120,000	1,399,200
		17,859,341
Machinery 10.5%
Alamo Group	175,500	7,518,420
[b]Hardinge Inc.	934,900	10,489,578
[b]Hurco Cos. Inc.	379,400	14,618,282
[a]Lydall Inc.	284,000	8,784,120
Miller Industries Inc.	355,000	7,018,350
		48,428,750
Materials 6.5%
[d]Central Steel and Wire Co.	6,905	5,265,062
[a,b]Continental Materials Corp.	129,700	2,099,843
[a]Mercer International Inc.	260,000	3,270,800
The Monarch Cement Co.	140,744	4,074,539
Olympic Steel Inc.	275,000	5,533,000
[a]RTI International Metals Inc.	173,300	4,081,215
[a]Universal Stainless & Alloy Products Inc.	230,000	5,913,300
		30,237,759

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin MicroCap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Real Estate 1.9%
[a,c]Allen Organ Co. (LandCo. Holdings)	94,800	$415,129
Arbor Realty Trust Inc.	257,700	1,734,321
[a]Bresler & Reiner Inc.	205,000	164,000
Griffin Land & Nurseries Inc.	127,000	3,321,050
[a,b]Origen Financial Inc.	1,900,000	3,059,000
		8,693,500
Retailing 4.5%
Brown Shoe Co. Inc.	226,000	6,009,340
Fred’s Inc.	360,000	5,652,000
Haverty Furniture Cos. Inc.	215,000	4,732,150
Shoe Carnival Inc.	233,000	4,287,200
		20,680,690
Semiconductors & Semiconductor Equipment 0.7%
[a]Photronics Inc.	386,000	3,470,140
Technology Hardware & Equipment 0.6%
[a]Key Tronic Corp.	355,000	2,918,100
Telecommunication Services 2.6%
Atlantic Tele-Network Inc.	66,000	4,434,540
[a]Hawaiian Telcom Holdco Inc.	225,000	6,052,500
North State Telecommunications Corp., B	21,757	1,468,598
		11,955,638
Transportation 5.7%
International Shipholding Corp.	345,000	6,913,800
[a]P.A.M. Transportation Services Inc.	270,000	11,604,600
Providence and Worcester Railroad Co.	190,000	3,380,100
[a]SAIA Inc.	88,000	4,313,760
		26,212,260
Total Common Stocks (Cost $244,889,028)		418,248,405
Short Term Investments (Cost $44,628,215) 9.7%
Money Market Funds 9.7%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	44,628,215	44,628,215
Total Investments (Cost $289,517,243) 100.3%		462,876,620
Other Assets, less Liabilities (0.3)%		(1,157,009)
Net Assets 100.0%		$461,719,611

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cSee Note 7 regarding restricted securities.
dAt October 31, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time.
eSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

90 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin MidCap Value Fund
			Year Ended October 31,
	2014		2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.76		$11.38	$10.39	$10.31	$8.35
Income from investment operations[a]:
Net investment income[b]	0.08	[c]	0.11 [d]	0.08	0.05	0.06
Net realized and unrealized gains (losses)	1.37		3.43	0.96	0.08	1.94
Total from investment operations	1.45		3.54	1.04	0.13	2.00
Less distributions from net investment income	(0.08)		(0.16)	(0.05)	(0.05)	(0.04)
Net asset value, end of year	$16.13		$14.76	$11.38	$10.39	$10.31

Total return[e]	9.91%		31.47%	10.04%	1.26%	24.08%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.56%		1.64%	1.70%	1.70%	1.77%
Expenses net of waiver and payments by affiliates	1.35	%f	1.35%	1.35%	1.35%	1.35%
Net investment income	0.50%[c]		0.83%[d]	0.78%	0.50%	0.62%

Supplemental data
Net assets, end of year (000’s)	$128,483		$102,866	$64,265	$62,226	$55,445
Portfolio turnover rate	24.44%		10.00%	22.29%	18.61%	20.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.38%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.61%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin MidCap Value Fund (continued)
			Year Ended October 31,
	2014		2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.55		$11.21	$10.25	$10.20	$8.27
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)[c]		0.02 [d]	0.01	(0.02)	(0.01)
Net realized and unrealized gains (losses)	1.36		3.39	0.95	0.07	1.94
Total from investment operations	1.33		3.41	0.96	0.05	1.93
Less distributions from net investment income	(0.01)		(0.07)	—	(—)[e]	(—)[e]
Net asset value, end of year	$15.87		$14.55	$11.21	$10.25	$10.20

Total return[f]	9.12%		30.56%	9.37%	0.50%	23.36%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.26%		2.34%	2.39%	2.40%	2.46%
Expenses net of waiver and payments by affiliates	2.05	%g	2.05%	2.04%	2.05%	2.04%
Net investment income (loss)	(0.20)%[c]		0.13%[d]	0.09%	(0.20)%	(0.07)%

Supplemental data
Net assets, end of year (000’s)	$23,926		$21,965	$12,175	$12,696	$12,156
Portfolio turnover rate	24.44%		10.00%	22.29%	18.61%	20.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.32)%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.09)%.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of expense reduction rounds to less than 0.01%.

92 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin MidCap Value Fund (continued)
			Year Ended October 31,
	2014		2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.71		$11.35	$10.36	$10.28	$8.33
Income from investment operations[a]:
Net investment income[b]	0.05	[c]	0.08 [d]	0.06	0.03	0.04
Net realized and unrealized gains (losses)	1.38		3.42	0.95	0.08	1.95
Total from investment operations	1.43		3.50	1.01	0.11	1.99
Less distributions from net investment income	(0.05)		(0.14)	(0.02)	(0.03)	(0.04)
Net asset value, end of year	$16.09		$14.71	$11.35	$10.36	$10.28

Total return	9.75%		31.22%	9.77%	1.05%	23.95%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.76%		1.84%	1.90%	1.90%	1.97%
Expenses net of waiver and payments by affiliates	1.55	%e	1.55%	1.55%	1.55%	1.55%
Net investment income	0.30%[c]		0.63%[d]	0.58%	0.30%	0.42%

Supplemental data
Net assets, end of year (000’s)	$1,103		$1,000	$485	$507	$564
Portfolio turnover rate	24.44%		10.00%	22.29%	18.61%	20.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.18%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.41%.
eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin MidCap Value Fund (continued)
			Year Ended October 31,
	2014		2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.84		$11.44	$10.45	$10.36	$8.38
Income from investment operations[a]:
Net investment income[b]	0.13	[c]	0.15 [d]	0.12	0.09	0.09
Net realized and unrealized gains (losses)	1.38		3.45	0.95	0.08	1.95
Total from investment operations	1.51		3.60	1.07	0.17	2.04
Less distributions from net investment income	(0.12)		(0.20)	(0.08)	(0.08)	(0.06)
Net asset value, end of year	$16.23		$14.84	$11.44	$10.45	$10.36

Total return	10.25%		31.94%	10.35%	1.59%	24.50%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.26%		1.34%	1.40%	1.40%	1.47%
Expenses net of waiver and payments by affiliates	1.05	%e	1.05%	1.05%	1.05%	1.05%
Net investment income	0.80%[c]		1.13%[d]	1.08%	0.80%	0.92%

Supplemental data
Net assets, end of year (000’s)	$4,369		$3,596	$2,507	$2,052	$1,548
Portfolio turnover rate	24.44%		10.00%	22.29%	18.61%	20.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.91%.
eBenefit of expense reduction rounds to less than 0.01%.

94 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2014

Franklin MidCap Value Fund
	Shares/Units	Value
Common Stocks and Other Equity Interests 97.4%
Automobiles & Components 3.7%
Autoliv Inc.	14,700	$1,348,578
BorgWarner Inc.	23,200	1,322,864
Gentex Corp.	34,900	1,142,626
Harley-Davidson Inc.	30,900	2,030,130
		5,844,198
Banks 5.7%
Comerica Inc.	57,900	2,764,146
Hudson City Bancorp Inc.	164,000	1,582,600
KeyCorp	201,500	2,659,800
Regions Financial Corp.	198,600	1,972,098
		8,978,644
Capital Goods 13.1%
Babcock & Wilcox Co.	63,400	1,813,240
Carlisle Cos. Inc.	22,400	1,990,912
Dover Corp.	17,400	1,382,256
Exelis Inc.	73,400	1,310,190
Fortune Brands Home & Security Inc.	32,000	1,384,000
Hillenbrand Inc.	57,500	1,914,175
ITT Corp.	29,700	1,338,282
KBR Inc.	25,000	477,000
L-3 Communications Holdings Inc.	10,600	1,287,476
[a]MRC Global Inc.	22,300	468,969
Owens Corning Inc.	24,674	791,048
Pentair PLC (United Kingdom)	14,500	972,225
Regal-Beloit Corp.	20,400	1,447,788
Rockwell Automation Inc.	3,600	404,460
Stanley Black & Decker Inc.	4,000	374,560
W.W. Grainger Inc.	3,800	937,840
Xylem Inc.	64,600	2,348,856
		20,643,277
Commercial & Professional Services 1.3%
Robert Half International Inc.	15,300	838,134
Towers Watson & Co.	11,200	1,235,248
		2,073,382
Consumer Durables & Apparel 1.3%
Coach Inc.	21,200	728,856
Hasbro Inc.	22,400	1,288,672
		2,017,528
Diversified Financials 8.3%
iShares Russell Mid-Cap Value ETF	74,300	5,380,806
KKR & Co., LP (Units)	93,800	2,022,328
Northern Trust Corp.	49,200	3,261,960
Raymond James Financial Inc.	42,400	2,379,912
		13,045,006
Energy 5.5%
Denbury Resources Inc.	109,000	1,351,600
Ensco PLC, A	21,096	856,287
HollyFrontier Corp.	32,700	1,483,926

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin MidCap Value Fund (continued)
	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Energy (continued)
Murphy Oil Corp.	11,900	$635,341
Peabody Energy Corp.	43,800	456,834
Rowan Cos. PLC	32,500	788,775
Superior Energy Services Inc.	19,600	492,940
[a,b]Ultra Petroleum Corp.	64,100	1,461,480
[a]Unit Corp.	22,600	1,094,292
		8,621,475
Food, Beverage & Tobacco 1.6%
Bunge Ltd.	13,694	1,213,973
Ingredion Inc.	18,100	1,398,225
		2,612,198
Health Care Equipment & Services 8.0%
[a]CareFusion Corp.	39,700	2,277,589
[a]Community Health Systems Inc.	6,800	373,796
Hill-Rom Holdings Inc.	45,100	2,006,048
[a]Laboratory Corp. of America Holdings	14,800	1,617,492
[a]LifePoint Hospitals Inc.	15,400	1,078,000
[a]Mednax Inc.	17,000	1,061,310
Omnicare Inc.	18,500	1,231,915
ResMed Inc.	14,900	778,078
Zimmer Holdings Inc.	20,200	2,247,048
		12,671,276
Insurance 9.3%
The Allstate Corp.	21,800	1,413,730
Arthur J. Gallagher & Co.	45,000	2,146,500
[a]Genworth Financial Inc., A	83,300	1,165,367
Marsh & McLennan Cos. Inc.	36,000	1,957,320
Principal Financial Group Inc.	34,800	1,822,476
The Progressive Corp.	113,700	3,002,817
RenaissanceRe Holdings Ltd.	11,100	1,146,963
W. R. Berkley Corp.	39,900	2,056,446
		14,711,619
Materials 7.3%
Albemarle Corp.	27,000	1,576,260
Alcoa Inc.	105,500	1,768,180
Ashland Inc.	10,900	1,177,963
Bemis Co. Inc.	13,200	507,804
Celanese Corp., A	21,400	1,256,822
MeadWestvaco Corp.	30,200	1,333,934
Nucor Corp.	37,600	2,032,656
Sigma-Aldrich Corp.	13,600	1,848,376
		11,501,995
Media 1.5%
John Wiley & Sons Inc., A	41,900	2,446,541
Pharmaceuticals, Biotechnology & Life Sciences 2.3%
Agilent Technologies Inc.	43,700	2,415,736
[a]Covance Inc.	16,300	1,302,370
		3,718,106

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	FRANKLIN VALUE INVESTORS TRUST
	STATEMENT OF INVESTMENTS

Franklin MidCap Value Fund (continued)
	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Real Estate 7.3%
American Campus Communities Inc.	81,300	$3,192,651
DDR Corp.	105,200	1,908,328
Equity Lifestyle Properties Inc.	26,300	1,291,330
Host Hotels & Resorts Inc.	144,500	3,368,295
Liberty Property Trust	28,400	987,468
[a]Realogy Holdings Corp.	18,000	738,180
		11,486,252
Retailing 4.1%
DSW Inc., A	50,200	1,488,430
GameStop Corp., A	51,900	2,219,244
Nordstrom Inc.	27,500	1,996,775
PetSmart Inc.	10,900	788,615
		6,493,064
Semiconductors & Semiconductor Equipment 4.0%
Altera Corp.	23,500	807,695
[a]First Solar Inc.	5,300	312,170
KLA-Tencor Corp.	23,900	1,891,685
Maxim Integrated Products Inc.	18,200	533,988
Microchip Technology Inc.	48,400	2,086,524
Teradyne Inc.	38,300	704,720
		6,336,782
Software & Services 5.6%
[a]Cadence Design Systems Inc.	121,000	2,171,950
Leidos Holdings Inc.	28,125	1,028,531
Science Applications International Corp.	16,071	786,033
Symantec Corp.	10,000	248,200
[a]Teradata Corp.	28,700	1,214,584
Total System Services Inc.	75,500	2,551,145
Xerox Corp.	61,500	816,720
		8,817,163
Technology Hardware & Equipment 1.5%
Corning Inc.	106,000	2,165,580
[a]Knowles Corp.	8,700	169,302
		2,334,882
Transportation 1.4%
Alaska Air Group Inc.	21,600	1,149,768
J.B. Hunt Transport Services Inc.	13,300	1,060,941
		2,210,709
Utilities 4.6%
[a]Calpine Corp.	70,900	1,617,938
DTE Energy Co.	20,300	1,667,848
Northeast Utilities	36,000	1,776,600
Sempra Energy	20,000	2,200,000
		7,262,386
Total Common Stocks and Other Equity Interests (Cost $119,784,310)		153,826,483

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin MidCap Value Fund (continued)
	Shares/Units	Value
Short Term Investments 3.2%
Money Market Funds (Cost $3,487,573) 2.2%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	3,487,573	$3,487,573

	Principal Amount

[d]Investments from Cash Collateral Received for Loaned Securities 1.0%
[e]Repurchase Agreements 1.0%
Barclays Capital Inc., 0.08%, 11/03/14 (Maturity Value $504,070)
Collateralized by U.S. Treasury Bonds, 3.375%, 5/15/44; U.S. Treasury Bonds, Index Linked,
1.375%, 2/15/44; U.S. Treasury Notes, 0.875% - 2.125%, 9/15/16 - 9/30/21; U.S. Treasury
Notes, Index Linked, 0.125%, 4/15/16; and U.S. Treasury Strips, 5/15/18 - 8/15/32
(valued at $514,148)	$504,067	504,067
HSBC Securities (USA) Inc., 0.08%, 11/03/14 (Maturity Value $1,000,007)
Collateralized by U.S. Treasury Bonds, 3.125% - 4.50%, 2/15/36 - 8/15/44; U.S. Treasury Notes,
0.25% - 3.50%, 9/30/15 - 12/31/20; and U.S. Treasury Strips, 11/15/24 - 5/15/44
(valued at $1,020,002)	1,000,000	1,000,000
Total Repurchase Agreements (Cost $1,504,067)		1,504,067
Total Investments (Cost $124,775,950) 100.6%		158,818,123
Other Assets, less Liabilities (0.6)%		(937,992)
Net Assets 100.0%		$157,880,131

See Abbreviations on page 132.

aNon-income producing.
bA portion or all of the security is on loan at October 31, 2014. See Note 1(d).
cSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
dSee Note 1(d) regarding securities on loan.
eSee Note 1(c) regarding repurchase agreements.

98 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin Small Cap Value Fund
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$59.76	$45.12	$42.25	$39.69	$33.01
Income from investment operations[a]:
Net investment income[b]	0.16 [c]	0.30 [d]	0.34 [e]	0.18	0.11
Net realized and unrealized gains (losses)	2.03	16.30	4.47	2.50	6.73
Total from investment operations	2.19	16.60	4.81	2.68	6.84
Less distributions from:
Net investment income	(0.25)	(0.49)	(0.17)	(0.12)	(0.16)
Net realized gains	(2.74)	(1.47)	(1.77)	—	—
Total distributions	(2.99)	(1.96)	(1.94)	(0.12)	(0.16)
Net asset value, end of year	$58.96	$59.76	$45.12	$42.25	$39.69

Total return[f]	3.76%	38.15%	12.08%	6.73%	20.77%

Ratios to average net assets
Expenses	1.13%[g]	1.19%	1.26%	1.21%	1.27%
Net investment income	0.27%[c]	0.57%[d]	0.79%[e]	0.41%	0.29%

Supplemental data
Net assets, end of year (000’s)	$1,294,724	$1,224,592	$856,541	$829,710	$788,992
Portfolio turnover rate	21.30%	13.04%	5.18%	14.24%	8.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.21%.
dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.38%.
eNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.48%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$55.62	$42.12	$39.66	$37.42	$31.20
Income from investment operations[a]:
Net investment income (loss)[b]	(0.24)[c]	(0.05)[d]	0.04 [e]	(0.12)	(0.14)
Net realized and unrealized gains (losses)	1.89	15.21	4.19	2.36	6.36
Total from investment operations	1.65	15.16	4.23	2.24	6.22
Less distributions from:
Net investment income	—	(0.19)	—	—	—
Net realized gains	(2.74)	(1.47)	(1.77)	—	—
Total distributions	(2.74)	(1.66)	(1.77)	—	—
Net asset value, end of year	$54.53	$55.62	$42.12	$39.66	$37.42

Total return[f]	3.03%	37.23%	11.29%	5.99%	19.94%

Ratios to average net assets
Expenses	1.83%[g]	1.89%	1.95%	1.91%	1.97%
Net investment income (loss)	(0.43)%[c]	(0.13)%[d]	0.10%[e]	(0.29)%	(0.41)%

Supplemental data
Net assets, end of year (000’s)	$266,845	$247,742	$183,986	$189,321	$192,880
Portfolio turnover rate	21.30%	13.04%	5.18%	14.24%	8.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.49)%.
dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.32)%.
eNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.21)%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

100 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$59.21	$44.71	$41.88	$39.35	$32.75
Income from investment operations[a]:
Net investment income[b]	0.04 [c]	0.21 [d]	0.26 [e]	0.09	0.03
Net realized and unrealized gains (losses)	2.02	16.15	4.42	2.48	6.67
Total from investment operations	2.06	16.36	4.68	2.57	6.70
Less distributions from:
Net investment income	(0.13)	(0.39)	(0.08)	(0.04)	(0.10)
Net realized gains	(2.74)	(1.47)	(1.77)	—	—
Total distributions	(2.87)	(1.86)	(1.85)	(0.04)	(0.10)
Net asset value, end of year	$58.40	$59.21	$44.71	$41.88	$39.35

Total return	3.55%	37.91%	11.85%	6.53%	20.51%

Ratios to average net assets
Expenses	1.33%[f]	1.39%	1.46%	1.41%	1.47%
Net investment income	0.07%[c]	0.37%[d]	0.59%[e]	0.21%	0.09%

Supplemental data
Net assets, end of year (000’s)	$280,908	$272,697	$220,539	$221,524	$216,788
Portfolio turnover rate	21.30%	13.04%	5.18%	14.24%	8.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.01%.
dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.18%.
eNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.28%.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
	Year Ended
	October 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$61.78	$50.83
Income from investment operations[b]:
Net investment income[c]	0.42 [d]	0.19
Net realized and unrealized gains (losses)	2.16	10.76
Total from investment operations	2.58	10.95
Less distributions from:
Net investment income	(0.53)	—
Net realized gains	(2.74)	—
Total distributions	(3.27)	—
Net asset value, end of year	$61.09	$61.78

Total return[e]	4.31%	21.54%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.60%	2.09%
Expenses net of waiver and payments by affiliates	0.60%[g]	0.64%
Net investment income	0.80%[d]	0.68%

Supplemental data
Net assets, end of year (000’s)	$34,278	$17
Portfolio turnover rate	21.30%	13.04%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.74%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

102 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
		Year Ended October 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$61.72	$46.54	$43.53	$40.87	$33.96
Income from investment operations[a]:
Net investment income[b]	0.34 [c]	0.46 [d]	0.48 [e]	0.32	0.22
Net realized and unrealized gains (losses)	2.10	16.82	4.60	2.57	6.93
Total from investment operations	2.44	17.28	5.08	2.89	7.15
Less distributions from:
Net investment income	(0.41)	(0.63)	(0.30)	(0.23)	(0.24)
Net realized gains	(2.74)	(1.47)	(1.77)	—	—
Total distributions	(3.15)	(2.10)	(2.07)	(0.23)	(0.24)
Net asset value, end of year	$61.01	$61.72	$46.54	$43.53	$40.87

Total return	4.07%	38.56%	12.42%	7.05%	21.15%

Ratios to average net assets
Expenses	0.83%[f]	0.89%	0.96%	0.91%	0.97%
Net investment income	0.57%[c]	0.87%[d]	1.09%[e]	0.71%	0.59%

Supplemental data
Net assets, end of year (000’s)	$816,430	$653,660	$419,840	$359,034	$311,581
Portfolio turnover rate	21.30%	13.04%	5.18%	14.24%	8.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.51%.
dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
eNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.78%
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2014

Franklin Small Cap Value Fund
	Shares	Value
Common Stocks 94.4%
Aerospace & Defense 1.5%
AAR Corp.	1,563,100	$41,422,150
Automobiles & Components 4.4%
Drew Industries Inc.	332,700	15,989,562
Gentex Corp.	1,105,000	36,177,700
Thor Industries Inc.	1,079,900	57,115,911
[a]Winnebago Industries Inc.	405,500	8,600,655
		117,883,828
Banks 2.1%
Chemical Financial Corp.	675,055	20,103,138
EverBank Financial Corp.	143,400	2,746,110
OFG Bancorp. (Puerto Rico)	755,000	11,755,350
Peoples Bancorp Inc.	220,500	5,435,325
TrustCo Bank Corp. NY	2,188,000	15,972,400
		56,012,323
Building Products 4.4%
Apogee Enterprises Inc.	840,859	36,913,710
[a]Gibraltar Industries Inc.	1,160,400	17,696,100
Simpson Manufacturing Co. Inc.	567,000	18,756,360
Universal Forest Products Inc.	906,800	45,312,796
		118,678,966
Commercial & Professional Services 2.9%
Civeo Corp.	1,163,400	14,181,846
McGrath RentCorp	587,600	21,465,028
MSA Safety Inc.	715,700	41,131,279
		76,778,153
Construction & Engineering 3.7%
EMCOR Group Inc.	1,055,500	46,579,215
Granite Construction Inc.	1,471,070	54,297,194
		100,876,409
Consumer Durables & Apparel 4.1%
Brunswick Corp.	635,000	29,718,000
[b]Hooker Furniture Corp.	582,900	8,912,541
La-Z-Boy Inc.	2,386,100	54,546,246
[a]M/I Homes Inc.	771,300	16,613,802
		109,790,589
Electrical Equipment 4.4%
EnerSys	527,100	33,101,880
Franklin Electric Co. Inc.	531,400	19,842,476
Powell Industries Inc.	274,000	12,475,220
Regal-Beloit Corp.	746,500	52,979,105
		118,398,681
Energy 9.4%
[a]Atwood Oceanics Inc.	314,900	12,800,685
Bristow Group Inc.	749,100	55,358,490
Energen Corp.	314,000	21,257,800
[a]Helix Energy Solutions Group Inc.	1,407,000	37,482,480

104 | Annual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin Small Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Energy (continued)
Hunting PLC (United Kingdom)	782,586	$9,208,609
[a]Oil States International Inc.	497,800	29,738,572
Rowan Cos. PLC	873,500	21,199,845
Tidewater Inc.	600,000	22,122,000
[a]Unit Corp.	909,400	44,033,148
		253,201,629
Food, Beverage & Tobacco 2.4%
GrainCorp Ltd. (Australia)	2,675,000	20,622,211
Maple Leaf Foods Inc. (Canada)	2,587,600	44,780,085
		65,402,296
Health Care Equipment & Services 4.4%
Hill-Rom Holdings Inc.	574,200	25,540,416
STERIS Corp.	956,900	59,136,420
Teleflex Inc.	297,000	33,893,640
		118,570,476
Industrial Conglomerates 1.5%
Carlisle Cos. Inc.	458,000	40,707,040
Insurance 8.3%
Arthur J. Gallagher & Co.	304,400	14,519,880
Aspen Insurance Holdings Ltd.	636,800	27,783,584
Assurant Inc.	68,700	4,686,714
The Hanover Insurance Group Inc.	492,300	32,954,562
HCC Insurance Holdings Inc.	235,300	12,280,307
Montpelier Re Holdings Ltd.	810,000	26,843,400
Old Republic International Corp.	1,820,000	26,881,400
StanCorp Financial Group Inc.	782,100	54,402,876
Validus Holdings Ltd.	585,411	23,287,650
		223,640,373
Machinery 10.8%
Astec Industries Inc.	1,092,500	41,416,675
Briggs & Stratton Corp.	714,700	14,444,087
[a]EnPro Industries Inc.	368,000	23,747,040
Hillenbrand Inc.	1,374,500	45,757,105
Kennametal Inc.	725,794	28,022,906
Lincoln Electric Holdings Inc.	473,300	34,304,784
[c]Lindsay Corp.	326,600	28,642,820
Mueller Industries Inc.	1,198,500	38,903,310
[a]Wabash National Corp.	2,915,600	30,030,680
Watts Water Technologies Inc., A	80,000	4,850,400
		290,119,807
Materials 17.1%
A. Schulman Inc.	972,100	34,422,061
AptarGroup Inc.	84,600	5,265,504
Axiall Corp.	1,105,300	44,543,590
Cabot Corp.	822,000	38,165,460
Carpenter Technology Corp.	921,200	46,106,060
H.B. Fuller Co.	1,300,600	54,586,182
Minerals Technologies Inc.	428,500	32,870,235

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin Small Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Materials (continued)
Reliance Steel & Aluminum Co.	553,500	$37,350,180
RPM International Inc.	973,400	44,095,020
Sensient Technologies Corp.	1,119,600	66,257,928
Steel Dynamics Inc.	1,565,000	36,010,650
Stepan Co.	490,800	21,732,624
		461,405,494
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Gerresheimer AG (Germany)	197,600	10,983,883
Retailing 8.5%
Brown Shoe Co. Inc.	1,350,100	35,899,159
The Cato Corp., A	600,700	21,426,969
GameStop Corp., A	40,600	1,736,056
[a]Genesco Inc.	553,300	42,432,577
Group 1 Automotive Inc.	756,100	64,593,623
The Men’s Wearhouse Inc.	891,400	41,922,542
[a]The Pep Boys - Manny, Moe & Jack	1,455,400	13,869,962
[a]West Marine Inc.	815,200	8,021,568
		229,902,456
Semiconductors & Semiconductor Equipment 0.4%
Cohu Inc.	1,000,000	10,200,000
Technology Hardware & Equipment 1.5%
[a]Ingram Micro Inc., A	708,400	19,013,456
[a]Multi-Fineline Electronix Inc.	230,800	2,342,620
[a]Rofin-Sinar Technologies Inc.	910,000	20,374,900
		41,730,976
Trading Companies & Distributors 0.8%
Applied Industrial Technologies Inc.	421,700	20,583,177
Transportation 1.4%
[a]Genesee & Wyoming Inc.	214,965	20,679,633
SkyWest Inc.	1,364,400	15,717,888
		36,397,521
Total Common Stocks (Cost $1,835,013,959)		2,542,686,227
Short Term Investments 7.0%
Money Market Funds (Cost $157,811,623) 5.9%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	157,811,623	157,811,623

106 | Annual Report

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin Small Cap Value Fund (continued)
	Principal Amount	Value
Short Term Investments (continued)
[e]Investments from Cash Collateral Received for Loaned Securities 1.1%
[f]Repurchase Agreements 1.1%
Barclays Capital Inc., 0.08%, 11/03/14 (Maturity Value $6,901,757)
Collateralized by U.S. Treasury Bonds, 3.375%, 5/15/44; U.S. Treasury Bonds, Index Linked,
1.375%, 2/15/44; U.S. Treasury Notes, 0.875% - 2.125%, 9/15/16 - 9/30/21; U.S. Treasury
Notes, Index Linked, 0.125%, 4/15/16; and U.S. Treasury Strips, 5/15/18 - 8/15/32
(valued at $7,039,746)	$6,901,711	$6,901,711
Citigroup Global Markets Inc., 0.10%, 11/03/14 (Maturity Value $1,452,947)
Collateralized by U.S. Treasury Bonds, 5.00% - 8.75%, 8/15/20 - 5/15/37; U.S. Treasury Bonds,
Index Linked, 2.375%, 1/15/27; U.S. Treasury Notes, 0.375%, 10/31/16; U.S. Treasury Notes,
Index Linked, 0.125%, 1/15/22; and U.S. Treasury Strips, 2/15/41 (valued at $1,481,994)	1,452,935	1,452,935
HSBC Securities (USA) Inc., 0.09%, 11/03/14 (Maturity Value $6,901,763)
Collateralized by U.S. Government and Agency Securities, 0.09% - 7.25%, 2/02/15 - 7/15/36;
[g]U.S. Government Agency Discount Notes, 12/01/15 - 3/17/31; and U.S. Government Agency
Strips, 1/15/15 - 4/15/30 (valued at $7,039,746)	6,901,711	6,901,711
Morgan Stanley & Co. LLC, 0.09%, 11/03/14 (Maturity Value $6,901,763)
Collateralized by U.S. Treasury Notes, 0.25% - 1.25%, 5/15/15 - 4/30/19 (valued at $7,039,751)	6,901,711	6,901,711
RBC Capital Markets LLC, 0.08%, 11/03/14 (Maturity Value $6,901,757)
Collateralized by [g]U.S. Treasury Bills, 12/11/14 - 2/26/15; U.S. Treasury Bonds, 3.125% - 9.125%,
5/15/18 - 2/15/44; U.S. Treasury Bonds, Index Linked, 2.125%, 2/15/41; U.S. Treasury Notes,
0.375% - 4.75%, 4/15/15 - 6/30/20; U.S. Treasury Notes, Index Linked, 1.625%, 1/15/15; and
U.S. Treasury Strips, 2/15/37 - 5/15/44 (valued at $7,039,747)	6,901,711	6,901,711
Total Repurchase Agreements (Cost $29,059,779)		29,059,779
Total Investments (Cost $2,021,885,361) 101.4%		2,729,557,629
Other Assets, less Liabilities (1.4)%		(36,371,567)
Net Assets 100.0%		$2,693,186,062

aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cA portion or all of the security is on loan at October 31, 2014. See Note 1(d).
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
eSee Note 1(d) regarding securities on loan.
fSee Note 1(c) regarding repurchase agreements.
gThe security is traded on a discount basis with no stated coupon rate.

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FRANKLIN VALUE INVESTORS TRUST

Financial Statements

Statements of Assets and Liabilities
October 31, 2014

	Franklin All Cap	Franklin Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$45,157,761	$800,345,401	$143,610,559
Cost - Non-controlled affiliated issuers (Note 8)	—	10,396,835	—
Cost - Sweep Money Fund (Note 3f)	2,415,951	192,857,335	7,907,565
Total cost of investments	$47,573,712	$1,003,599,571	$151,518,124
Value - Unaffiliated issuers	$55,588,610	$1,249,678,784	$213,891,067
Value - Non-controlled affiliated issuers (Note 8)	—	7,676,540	—
Value - Sweep Money Fund (Note 3f)	2,415,951	192,857,335	7,907,565
Total value of investments	58,004,561	1,450,212,659	221,798,632
Cash	13,473	—	26,021
Foreign currency, at value (cost $3,242, $0 and $0)	3,194	—	—
Receivables:
Investment securities sold	82,581	9,446,276	—
Capital shares sold	27,205	979,453	326,988
Dividends	32,758	236,962	143,891
Other assets	10	326	42
Total assets	58,163,782	1,460,875,676	222,295,574
Liabilities:
Payables:
Investment securities purchased	56,379	1,466,263	—
Capital shares redeemed	42,585	2,458,785	189,462
Management fees	29,195	548,295	134,259
Distribution fees	17,761	335,521	73,539
Transfer agent fees	14,267	410,470	48,102
Accrued expenses and other liabilities	11,047	96,147	20,709
Total liabilities	171,234	5,315,481	466,071
Net assets, at value	$57,992,548	$1,455,560,195	$221,829,503
Net assets consist of:
Paid-in capital	$45,681,620	$795,074,414	$148,166,087
Undistributed net investment income	—	3,640,720	542,205
Net unrealized appreciation (depreciation)	10,430,800	446,613,088	70,280,508
Accumulated net realized gain (loss)	1,880,128	210,231,973	2,840,703
Net assets, at value	$57,992,548	$1,455,560,195	$221,829,503

108 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST
		FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2014

	Franklin All Cap	Franklin Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Class A:
Net assets, at value	$46,657,320	$1,221,902,900	$163,384,272
Shares outstanding	3,587,226	23,705,103	8,641,716
Net asset value per share[a]	$13.01	$51.55	$18.91
Maximum offering price per share (net asset value per
share ÷ 94.25%)	$13.80	$54.69	$20.06
Class C:
Net assets, at value	$8,278,878	$96,278,679	$39,231,935
Shares outstanding	649,878	1,917,307	2,100,964
Net asset value and maximum offering price per share[a]	$12.74	$50.22	$18.67
Class R:
Net assets, at value	$78,813	$14,261,254	$4,821,542
Shares outstanding	6,061	277,003	257,075
Net asset value and maximum offering price per share	$13.00	$51.48	$18.76
Class R6:
Net assets, at value	—	$7,863,257	$7,533,878
Shares outstanding	—	149,200	399,348
Net asset value and maximum offering price per share	—	$52.70	$18.87
Advisor Class:
Net assets, at value	$2,977,537	$115,254,105	$6,857,876
Shares outstanding	227,548	2,187,993	363,531
Net asset value and maximum offering price per share	$13.09	$52.68	$18.86

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2014

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$201,249,030	$119,784,310	$1,825,332,393
Cost - Non-controlled affiliated issuers (Note 8)	43,639,998	—	9,681,566
Cost - Sweep Money Fund (Note 3f)	44,628,215	3,487,573	157,811,623
Cost - Repurchase agreements	—	1,504,067	29,059,779
Total cost of investments	$289,517,243	$124,775,950	$2,021,885,361
Value - Unaffiliated issuers	$351,181,488	$153,826,483	$2,533,773,686
Value - Non-controlled affiliated issuers (Note 8)	67,066,917	—	8,912,541
Value - Sweep Money Fund (Note 3f)	44,628,215	3,487,573	157,811,623
Value - Repurchase agreements	—	1,504,067	29,059,779
Total value of investments[a]	462,876,620	158,818,123	2,729,557,629
Cash	—	28,520	—
Receivables:
Investment securities sold	1,090,129	615,382	852,767
Capital shares sold	277,041	326,421	3,462,100
Dividends	23,234	113,339	773,575
Other assets	117	29	536
Total assets	464,267,141	159,901,814	2,734,646,607
Liabilities:
Payables:
Investment securities purchased	1,661,166	—	4,237,711
Capital shares redeemed	380,222	315,949	4,950,068
Management fees	279,753	90,430	1,227,219
Distribution fees	85,004	51,297	632,543
Transfer agent fees	113,022	40,559	1,179,962
Payable upon return of securities loaned	—	1,504,067	29,059,779
Accrued expenses and other liabilities	28,363	19,381	173,263
Total liabilities	2,547,530	2,021,683	41,460,545
Net assets, at value	$461,719,611	$157,880,131	$2,693,186,062
Net assets consist of:
Paid-in capital	$248,091,649	$120,961,961	$1,755,234,264
Undistributed net investment income (distributions in excess of
net investment income)	(1,208,938)	202,317	(166,846)
Net unrealized appreciation (depreciation)	173,359,377	34,042,173	707,671,630
Accumulated net realized gain (loss)	41,477,523	2,673,680	230,447,014
Net assets, at value	$461,719,611	$157,880,131	$2,693,186,062

[a]Includes securities loaned	$—	$1,459,200	$28,634,050

110 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST
		FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2014

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund
Class A:
Net assets, at value	$346,819,659	$128,482,560	$1,294,723,885
Shares outstanding	8,696,954	7,964,105	21,958,938
Net asset value per share[a]	$39.88	$16.13	$58.96
Maximum offering price per share (net asset value per
share ÷ 94.25%)	$42.31	$17.11	$62.56
Class C:
Net assets, at value	—	$23,925,538	$266,845,217
Shares outstanding	—	1,507,830	4,893,548
Net asset value and maximum offering price per share[a]	—	$15.87	$54.53
Class R:
Net assets, at value	—	$1,102,690	$280,908,170
Shares outstanding	—	68,550	4,810,144
Net asset value and maximum offering price per share	—	$16.09	$58.40
Class R6:
Net assets, at value	$25,020,171	—	$34,278,333
Shares outstanding	626,419	—	561,122
Net asset value and maximum offering price per share	$39.94	—	$61.09
Advisor Class:
Net assets, at value	$89,879,781	$4,369,343	$816,430,457
Shares outstanding	2,252,467	269,261	13,381,303
Net asset value and maximum offering price per share	$39.90	$16.23	$61.01

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	111

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended October 31, 2014

	Franklin All Cap	Franklin Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Investment income:
Dividends	$767,267	$27,009,829	$3,949,226
Income from securities loaned	—	47,447	—
Total investment income	767,267	27,057,276	3,949,226
Expenses:
Management fees (Note 3a)	418,166	7,105,726	1,543,102
Distribution fees: (Note 3c)
Class A	134,057	3,217,959	466,741
Class C	78,723	1,014,986	365,235
Class R	289	80,515	24,672
Transfer agent fees: (Note 3e)
Class A	84,191	1,924,622	253,184
Class C	14,650	151,766	60,823
Class R	107	24,076	8,210
Class R6	—	115	115
Advisor Class	4,865	169,229	11,684
Custodian fees (Note 4)	576	17,420	1,810
Reports to shareholders	14,412	182,029	38,267
Registration and filing fees	44,438	114,827	71,014
Professional fees	33,512	67,946	42,340
Trustees’ fees and expenses	1,815	81,835	10,442
Other	4,824	23,966	6,632
Total expenses	834,625	14,177,017	2,904,271
Expense reductions (Note 4)	—	(97)	—
Expenses waived/paid by affiliates (Note 3f and 3g)	(91,539)	(129,150)	(7,032)
Net expenses	743,086	14,047,770	2,897,239
Net investment income	24,181	13,009,506	1,051,987
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	3,492,726	209,793,451	4,197,297
Non-controlled affiliated issuers (Note 8)	—	1,064,000	—
Foreign currency transactions	(5,475)	(41,632)	—
Net realized gain (loss)	3,487,251	210,815,819	4,197,297
Net change in unrealized appreciation (depreciation) on:
Investments	(575,166)	(121,874,549)	18,971,300
Translation of other assets and liabilities denominated in foreign
currencies	(49)	6,204	—
Net change in unrealized appreciation (depreciation)	(575,215)	(121,868,345)	18,971,300
Net realized and unrealized gain (loss)	2,912,036	88,947,474	23,168,597
Net increase (decrease) in net assets resulting from operations	$2,936,217	$101,956,980	$24,220,584

112 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST
		FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended October 31, 2014

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund
Investment income:
Dividends:
Unaffiliated issuers	$4,865,643	$2,717,702	$35,336,274
Non-controlled affiliated issuers (Note 8)	173,416	—	233,160
Income from securities loaned	96,731	14,043	995,788
Total investment income	5,135,790	2,731,745	36,565,222
Expenses:
Management fees (Note 3a)	3,989,344	1,396,396	15,004,978
Distribution fees: (Note 3c)
Class A	894,277	354,696	3,921,640
Class C	—	239,473	2,587,513
Class R	—	5,145	1,408,222
Transfer agent fees: (Note 3e)
Class A	478,078	244,062	3,030,992
Class C	—	49,628	601,580
Class R	—	2,127	654,810
Class R6	195	—	873
Advisor Class	129,288	8,313	1,761,988
Custodian fees (Note 4)	3,584	1,291	26,229
Reports to shareholders	59,508	37,181	386,883
Registration and filing fees	45,916	59,035	141,010
Professional fees	49,011	38,819	77,766
Trustees’ fees and expenses	29,770	7,294	134,358
Other	10,128	5,843	33,436
Total expenses	5,689,099	2,449,303	29,772,278
Expense reductions (Note 4)	(43)	(9)	(257)
Expenses waived/paid by affiliates (Note 3f and 3g)	(96,005)	(306,489)	(144,905)
Net expenses	5,593,051	2,142,805	29,627,116
Net investment income (loss)	(457,261)	588,940	6,938,106
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	33,876,234	9,267,971	230,519,585
Non-controlled affiliated issuers (Note 8)	7,921,551	—	—
Foreign currency transactions	8	—	(254,364)
Net realized gain (loss)	41,797,793	9,267,971	230,265,221
Net change in unrealized appreciation (depreciation) on:
Investments	(24,252,988)	3,530,984	(148,290,229)
Translation of other assets and liabilities denominated in foreign
currencies	—	—	(638)
Net change in unrealized appreciation (depreciation)	(24,252,988)	3,530,984	(148,290,867)
Net realized and unrealized gain (loss)	17,544,805	12,798,955	81,974,354
Net increase (decrease) in net assets resulting from operations	$17,087,544	$13,387,895	$88,912,460

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

			Franklin Balance Sheet
	Franklin All Cap Value Fund		Investment Fund
	Year Ended October 31,		Year Ended October 31,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$24,181	$97,262	$13,009,506	$17,622,023
Net realized gain (loss) from investments and foreign
currency transactions	3,487,251	1,526,821	210,815,819	144,681,041
Net change in unrealized appreciation (depreciation)
on investments and translation of other assets and
liabilities denominated in foreign currencies	(575,215)	7,605,740	(121,868,345)	226,570,697
Net increase (decrease) in net assets resulting
from operations	2,936,217	9,229,823	101,956,980	388,873,761
Distributions to shareholders from:
Net investment income:
Class A	(50,259)	(183,523)	(14,959,798)	(15,938,782)
Class C	—	(6,464)	(589,599)	(602,654)
Class R	—	(126)	(165,042)	(206,731)
Class R6	—	—	(89)	—
Advisor Class	(7,582)	(20,261)	(1,543,619)	(1,523,919)
Net realized gains:
Class A	—	—	(122,421,330)	(52,319,506)
Class B	—	—	—	(22,629)
Class C	—	—	(9,966,279)	(3,698,126)
Class R	—	—	(1,768,405)	(794,960)
Class R6	—	—	(554)	—
Advisor Class	—	—	(10,518,510)	(4,222,612)
Total distributions to shareholders	(57,841)	(210,374)	(161,933,225)	(79,329,919)
Capital share transactions: (Note 2)
Class A	7,271,346	9,603,156	15,929,679	(86,489,904)
Class B	—	—	—	(657,653)
Class C	2,188,422	1,330,165	4,325,524	5,749,409
Class R	30,560	5,936	(2,932,345)	(1,172,033)
Class R6	—	—	7,784,596	5,000
Advisor Class	418,274	174,252	11,500,739	(30,566,585)
Total capital share transactions	9,908,602	11,113,509	36,608,193	(113,131,766)
Net increase (decrease) in net assets	12,786,978	20,132,958	(23,368,052)	196,412,076
Net assets:
Beginning of year	45,205,570	25,072,612	1,478,928,247	1,282,516,171
End of year	$57,992,548	$45,205,570	$1,455,560,195	$1,478,928,247
Undistributed net investment income included in net
assets:
End of year	$—	$—	$3,640,720	$7,930,993

114 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund
	Year Ended October 31,		Year Ended October 31,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,051,987	$983,116	$(457,261)	$2,073,773
Net realized gain (loss) from investments and
foreign currency transactions	4,197,297	3,693,577	41,797,793	33,080,460
Net change in unrealized appreciation
(depreciation) on investments	18,971,300	35,976,844	(24,252,988)	94,816,098
Net increase (decrease) in net assets
resulting from operations	24,220,584	40,653,537	17,087,544	129,970,331
Distributions to shareholders from:
Net investment income:
Class A	(792,172)	(1,048,669)	(418,914)	(3,211,043)
Class C	—	(95,970)	—	—
Class R	(14,847)	(32,283)	—	—
Class R6	(63)	—	(257,885)	—
Advisor Class	(88,326)	(100,085)	(343,252)	(2,763,740)
Net realized gains:
Class A	—	—	(22,065,456)	(8,832,372)
Class R6	—	—	(3,559,372)	—
Advisor Class	—	—	(6,844,604)	(6,599,614)
Total distributions to shareholders	(895,408)	(1,277,007)	(33,489,483)	(21,406,769)
Capital share transactions: (Note 2)
Class A	7,768,816	12,430,348	(13,690,618)	96,553,358
Class B	—	(452,073)	—	—
Class C	1,832,820	3,892,402	—	—
Class R	(272,749)	(184,598)	—	—
Class R6	7,059,112	5,000	(31,539,116)	50,710,929
Advisor Class	(4,487,125)	1,059,410	(23,300,969)	(77,107,165)
Total capital share transactions	11,900,874	16,750,489	(68,530,703)	70,157,122
Net increase (decrease) in net assets	35,226,050	56,127,019	(84,932,642)	178,720,684
Net assets:
Beginning of year	186,603,453	130,476,434	546,652,253	367,931,569
End of year	$221,829,503	$186,603,453	$461,719,611	$546,652,253
Undistributed net investment income (distributions in
excess of net investment income) included in
net assets:
End of year	$542,205	$352,351	$(1,208,938)	$(79,443)

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin MidCap Value Fund		Franklin Small Cap Value Fund
	Year Ended October 31,		Year Ended October 31,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$588,940	$724,061	$6,938,106	$11,079,750
Net realized gain (loss) from investments and
foreign currency transactions	9,267,971	3,420,824	230,265,221	111,408,606
Net change in unrealized appreciation
(depreciation) on investments and translation
of other assets and liabilities denominated
in foreign currencies	3,530,984	22,826,785	(148,290,867)	514,804,893
Net increase (decrease) in net assets
resulting from operations	13,387,895	26,971,670	88,912,460	637,293,249
Distributions to shareholders from:
Net investment income:
Class A	(604,249)	(878,280)	(5,158,667)	(9,157,863)
Class C	(8,906)	(75,476)	(351)	(804,802)
Class R	(3,235)	(8,208)	(602,165)	(1,827,294)
Class R6	—	—	(156)	—
Advisor Class	(30,235)	(42,172)	(4,460,827)	(5,551,546)
Net realized gains:
Class A	—	—	(56,728,963)	(27,443,676)
Class B	—	—	—	(42,814)
Class C	—	—	(12,277,329)	(6,276,897)
Class R	—	—	(12,617,850)	(6,905,306)
Class R6	—	—	(802)	—
Advisor Class	—	—	(29,783,762)	(12,953,902)
Total distributions to shareholders	(646,625)	(1,004,136)	(121,630,872)	(70,964,100)
Capital share transactions: (Note 2)
Class A	15,373,299	17,804,313	86,659,167	76,776,731
Class B	—	—	—	(2,021,188)
Class C	(94,542)	5,602,132	23,120,327	4,545,941
Class R	12,347	301,754	11,846,774	(15,890,545)
Class R6	—	—	33,767,749	16,211
Advisor Class	420,748	319,088	171,802,693	86,131,844
Total capital share transactions	15,711,852	24,027,287	327,196,710	149,558,994
Net increase (decrease) in net assets	28,453,122	49,994,821	294,478,298	715,888,143
Net assets:
Beginning of year	129,427,009	79,432,188	2,398,707,764	1,682,819,621
End of year	$157,880,131	$129,427,009	$2,693,186,062	$2,398,707,764
Undistributed net investment income (distributions in
excess of net investment income) included in
net assets:
End of year	$202,317	$260,004	$(166,846)	$3,371,579

116 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN VALUE INVESTORS TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of six funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class R6 & Advisor Class

Franklin MicroCap Value Fund

Class A, Class C, Class R & Advisor Class

Franklin All Cap Value Fund

Franklin MidCap Value Fund

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin Small Cap Value Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Repurchase agreements are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur

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| 117

FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

Certain funds enter into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The funds may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. All repurchase agreements held by the funds at year end, as indicated in the Statements of Investments, had been entered into on October 31, 2014.

d. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business

118 | Annual Report

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NOTES TO FINANCIAL STATEMENTS

each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in repurchase agreements as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At October 31, 2014, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds’ shares were as follows:

			Franklin Balance Sheet
	Franklin All Cap Value Fund		Investment Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2014
Shares sold	1,386,632	$17,898,876	5,393,871	$277,382,597
Shares issued in reinvestment of distributions	3,879	48,353	2,595,569	128,610,432
Shares redeemed	(829,707)	(10,675,883)	(7,560,225)	(390,063,350)
Net increase (decrease)	560,804	$7,271,346	429,215	$15,929,679
Year ended October 31, 2013
Shares sold	1,481,112	$16,165,463	4,950,421	$241,521,351
Shares issued in reinvestment of distributions	18,024	169,965	1,536,547	64,135,473
Shares redeemed	(653,280)	(6,732,272)	(8,309,064)	(392,146,728)
Net increase (decrease)	845,856	$9,603,156	(1,822,096)	$(86,489,904)
Class B Shares[a]:
Year ended October 31, 2013
Shares sold			12	$518
Shares issued in reinvestment of distributions			508	21,499
Shares redeemed			(15,159)	(679,670)
Net increase (decrease)			(14,639)	$(657,653)
Class C Shares:
Year ended October 31, 2014
Shares sold	317,351	$4,023,681	344,205	$17,505,580
Shares issued in reinvestment of distributions	—	—	212,198	10,310,697
Shares redeemed	(144,365)	(1,835,259)	(466,983)	(23,490,753)
Net increase (decrease)	172,986	$2,188,422	89,420	$4,325,524
Year ended October 31, 2013
Shares sold	202,130	$2,181,111	454,786	$21,514,788
Shares issued in reinvestment of distributions	658	6,151	101,311	4,160,845
Shares redeemed	(83,080)	(857,097)	(431,642)	(19,926,224)
Net increase (decrease)	119,708	$1,330,165	124,455	$5,749,409
Class R Shares:
Year ended October 31, 2014
Shares sold	2,312	$30,678	47,690	$2,467,107
Shares issued in reinvestment of distributions	—	—	38,981	1,933,447
Shares redeemed	(9)	(118)	(143,473)	(7,332,899)
Net increase (decrease)	2,303	$30,560	(56,802)	$(2,932,345)
Year ended October 31, 2013
Shares sold	561	$5,880	97,799	$4,516,310
Shares issued in reinvestment of distributions	13	126	23,987	1,001,691
Shares redeemed	(7)	(70)	(138,447)	(6,690,034)
Net increase (decrease)	567	$5,936	(16,661)	$(1,172,033)

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			Franklin Balance Sheet
	Franklin All Cap Value Fund		Investment Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Year ended October 31, 2014
Shares sold			167,902	$8,761,887
Shares redeemed			(18,807)	(977,291)
Net increase (decrease)			149,095	$7,784,596
Year ended October 31, 2013[b]
Shares sold			105	$5,000
Advisor Class Shares:
Year ended October 31, 2014
Shares sold	62,164	$825,270	536,829	$28,174,157
Shares issued in reinvestment of distributions	597	7,459	233,789	11,811,029
Shares redeemed	(31,426)	(414,455)	(543,326)	(28,484,447)
Net increase (decrease)	31,335	$418,274	227,292	$11,500,739
Year ended October 31, 2013
Shares sold	21,765	$236,102	353,037	$17,769,463
Shares issued in reinvestment of distributions	2,099	19,837	126,208	5,358,793
Shares redeemed	(7,537)	(81,687)	(1,160,657)	(53,694,841)
Net increase (decrease)	16,327	$174,252	(681,412)	$(30,566,585)

	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2014
Shares sold	2,164,475	$38,944,872	615,494	$24,566,846
Shares issued in reinvestment of distributions	43,164	738,121	543,454	21,455,549
Shares redeemed	(1,776,504)	(31,914,177)	(1,507,287)	(59,713,013)
Net increase (decrease)	431,135	$7,768,816	(348,339)	$(13,690,618)
Year ended October 31, 2013
Shares sold	2,606,511	$38,896,001	3,612,735	$126,740,252
Shares issued in reinvestment of distributions	73,979	974,297	359,311	11,239,236
Shares redeemed	(1,872,289)	(27,439,950)	(1,142,305)	(41,426,130)
Net increase (decrease)	808,201	$12,430,348	2,829,741	$96,553,358
Class B Shares[a]:
Year ended October 31, 2013
Shares sold	1,335	$18,170
Shares redeemed	(34,356)	(470,243)
Net increase (decrease)	(33,021)	$(452,073)
Class C Shares:
Year ended October 31, 2014
Shares sold	464,312	$8,272,177
Shares redeemed	(361,284)	(6,439,357)
Net increase (decrease)	103,028	$1,832,820
Year ended October 31, 2013
Shares sold	669,948	$10,094,365
Shares issued in reinvestment of distributions	6,632	86,877
Shares redeemed	(433,458)	(6,288,840)
Net increase (decrease)	243,122	$3,892,402

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2. Shares of Beneficial Interest (continued)
	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund
	Shares	Amount	Shares	Amount
Class R Shares:
Year ended October 31, 2014
Shares sold	72,518	$1,283,689
Shares issued in reinvestment of distributions	873	14,840
Shares redeemed	(87,579)	(1,571,278)
Net increase (decrease)	(14,188)	$(272,749)
Year ended October 31, 2013
Shares sold	71,402	$1,028,619
Shares issued in reinvestment of distributions	2,468	32,283
Shares redeemed	(84,292)	(1,245,500)
Net increase (decrease)	(10,422)	$(184,598)
Class R6 Shares:
Year ended October 31, 2014
Shares sold	449,657	$7,978,258	740,076	$29,481,275
Shares issued in reinvestment of distributions	—	—	96,860	3,817,257
Shares redeemed	(50,653)	(919,146)	(1,663,083)	(64,837,648)
Net increase (decrease)	399,004	$7,059,112	(826,147)	$(31,539,116)
Year ended October 31, 2013[b]
Shares sold[c]	344	$5,000	1,480,267	$51,775,021
Shares redeemed	—	—	(27,701)	(1,064,092)
Net increase (decrease)	344	$5,000	1,452,566	$50,710,929
Advisor Class Shares:
Year ended October 31, 2014
Shares sold	128,625	$2,304,158	290,343	$11,573,412
Shares issued in reinvestment of distributions	5,006	85,155	171,112	6,745,230
Shares redeemed	(392,326)	(6,876,438)	(1,045,926)	(41,619,611)
Net increase (decrease)	(258,695)	$(4,487,125)	(584,471)	$(23,300,969)
Year ended October 31, 2013
Shares sold	178,146	$2,619,420	934,074	$33,120,540
Shares issued in reinvestment of distributions	7,352	96,310	292,423	9,129,437
Shares redeemed[c]	(114,156)	(1,656,320)	(3,457,977)	(119,357,142)
Net increase (decrease)	71,342	$1,059,410	(2,231,480)	$(77,107,165)

	Franklin MidCap Value Fund		Franklin Small Cap Value Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2014
Shares sold	2,434,835	$37,628,824	5,748,092	$339,423,757
Shares issued in reinvestment of distributions	39,544	587,598	984,630	56,941,176
Shares redeemed	(1,478,383)	(22,843,123)	(5,265,944)	(309,705,766)
Net increase (decrease)	995,996	$15,373,299	1,466,778	$86,659,167
Year ended October 31, 2013
Shares sold	2,984,325	$39,169,559	6,167,822	$320,130,339
Shares issued in reinvestment of distributions	74,103	857,377	742,104	33,691,516
Shares redeemed	(1,736,944)	(22,222,623)	(5,401,336)	(277,045,124)
Net increase (decrease)	1,321,484	$17,804,313	1,508,590	$76,776,731

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	Franklin MidCap Value Fund		Franklin Small Cap Value Fund
	Shares	Amount	Shares	Amount

Class B Shares[a]:
Year ended October 31, 2013
Shares sold			507	$23,453
Shares issued in reinvestment of distributions			878	38,088
Shares redeemed			(46,166)	(2,082,729)
Net increase (decrease)			(44,781)	$(2,021,188)
Class C Shares:
Year ended October 31, 2014
Shares sold	493,756	$7,527,219	1,098,152	$59,329,389
Shares issued in reinvestment of distributions	578	8,494	206,367	11,104,596
Shares redeemed	(496,548)	(7,630,255)	(865,470)	(47,313,658)
Net increase (decrease)	(2,214)	$(94,542)	439,049	$23,120,327
Year ended October 31, 2013
Shares sold	718,194	$9,377,583	887,397	$43,143,200
Shares issued in reinvestment of distributions	6,223	71,375	151,082	6,422,486
Shares redeemed	(300,793)	(3,846,826)	(952,543)	(45,019,745)
Net increase (decrease)	423,624	$5,602,132	85,936	$4,545,941
Class R Shares:
Year ended October 31, 2014
Shares sold	8,957	$140,047	1,640,763	$96,121,139
Shares issued in reinvestment of distributions	218	3,235	219,039	12,568,430
Shares redeemed	(8,606)	(130,935)	(1,654,939)	(96,842,795)
Net increase (decrease)	569	$12,347	204,863	$11,846,774
Year ended October 31, 2013
Shares sold	27,095	$327,358	1,590,105	$80,942,174
Shares issued in reinvestment of distributions	711	8,208	183,582	8,272,193
Shares redeemed	(2,578)	(33,812)	(2,100,586)	(105,104,912)
Net increase (decrease)	25,228	$301,754	(326,899)	$(15,890,545)
Class R6 Shares:
Year ended October 31, 2014
Shares sold			626,045	$37,768,712
Shares issued in reinvestment of distributions			11	636
Shares redeemed			(65,214)	(4,001,599)
Net increase (decrease)			560,842	$33,767,749
Year ended October 31, 2013[b]
Shares sold			280	$16,211
Advisor Class Shares:
Year ended October 31, 2014
Shares sold	74,320	$1,164,595	5,964,306	$364,433,191
Shares issued in reinvestment of distributions	1,990	29,678	527,625	31,488,681
Shares redeemed	(49,340)	(773,525)	(3,701,967)	(224,119,179)
Net increase (decrease)	26,970	$420,748	2,789,964	$171,802,693
Year ended October 31, 2013
Shares sold	58,011	$771,104	3,733,125	$201,535,491
Shares issued in reinvestment of distributions	3,566	41,331	355,086	16,603,831
Shares redeemed	(38,411)	(493,347)	(2,518,526)	(132,007,478)
Net increase (decrease)	23,166	$319,088	1,569,685	$86,131,844

aEffective March 22, 2013, all Class B shares were converted into Class A.
bFor the period May 1, 2013 (effective date) to October 31, 2013.
cEffective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6 for Franklin MicroCap Value Fund.

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3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent
a. Management Fees
Franklin All Cap Value Fund and Franklin Large Cap Value Fund each pay an investment management fee to Advisory Services based on the average daily net assets of each of the funds as follows:
Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:
Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

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Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Effective April 1, 2014, Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:
Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

Prior to April 1, 2014, Franklin Small Cap Value Fund paid fees to Advisory Services based on the average daily net assets of the fund as follows:
Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees
Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by
Advisory Services based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees
The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reim-
bursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’
Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of the each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of moni-
toring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)
The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:
		Franklin	Franklin	Franklin	Franklin	Franklin
Franklin All	Balance Sheet	Large Cap		MicroCap	MidCap	Small Cap
Cap Value Fund	Investment Fund	Value Fund		Value Fund	Value Fund	Value Fund
Reimbursement Plans:
Class A	0.35%	0.25%	0.35%	0.25%	0.35%	0.35%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	—	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	—	0.50%	0.50%

The Board has set the current rate at 0.30% per year for Class A shares for Franklin All Cap Value Fund, Franklin Large Cap Value
Fund, Franklin MidCap Value Fund, and Franklin Small Cap Value Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applica-
ble. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’
shares for the year:
		Franklin	Franklin	Franklin	Franklin	Franklin
	Franklin All	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Cap Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
Sales charges retained net of
commissions paid to unaffiliated
broker/dealers	$52,143	$249,190	$92,198	$51,772	$118,548	$459,749
CDSC retained	$1,169	$5,878	$5,444	$6,521	$3,502	$21,256

e. Transfer Agent Fees
Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays
Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:
		Franklin	Franklin	Franklin	Franklin	Franklin
	Franklin All	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Cap Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
Transfer agent fees	$59,832	$995,951	$187,432	$222,888	$155,072	$2,376,059

f. Investments in Institutional Fiduciary Trust Money Market Portfolio
The Funds invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end manage-
ment investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted
on the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

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g. Waiver and Expense Reimbursements

Advisory Services has contractually agreed in advance to waive or limit its respective fees and to assume as its own expense certain expenses otherwise payable by Franklin All Cap Value Fund and Franklin MidCap Value Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the funds do not exceed 0.95% and 1.05% respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2015.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, and Franklin Small Cap Value Fund do not exceed 0.01% until February 28, 2015. There were no Class R6 transfer agent fees waived during the year ended October 31, 2014.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2014, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended October 31, 2014, the funds utilized capital loss carryforwards as follows:

Franklin	Franklin	Franklin
All Cap	Large Cap	MidCap
Value Fund	Value Fund	Value Fund

$1,583,149	$1,356,593	$6,349,521

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At October 31, 2014, Franklin MicroCap Value Fund deferred late-year ordinary losses of $1,138,510.

The tax character of distributions paid during the years ended October 31, 2014 and 2013, was as follows:

	Franklin All Cap		Franklin Balance Sheet		Franklin Large Cap
	Value Fund		Investment Fund		Value Fund
	2014	2013	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$30,480	$210,374	$35,090,165	$19,038,562	$895,408	$1,277,007
Long term capital gain	27,361	—	126,843,060	60,291,357	—	—
	$57,841	$210,374	$161,933,225	$79,329,919	$895,408	$1,277,007

	Franklin MicroCap		Franklin MidCap		Franklin Small Cap
	Value Fund		Value Fund		Value Fund
	2014	2013	2014	2013	2014	2013
Distributions paid from:
Ordinary income	$2,140,926	$9,458,559	$646,625	$1,004,136	$13,376,470	$17,878,828
Long term capital gain	31,348,557	11,948,210	—	—	108,254,402	53,085,272
	$33,489,483	$21,406,769	$646,625	$1,004,136	$121,630,872	$70,964,100

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5. Income Taxes (continued)

At October 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

		Franklin
	Franklin All Cap	Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Cost of investments	$47,588,041	$1,004,221,714	$151,518,124

Unrealized appreciation	$11,583,973	$489,708,927	$74,495,679
Unrealized depreciation	(1,167,453)	(43,717,982)	(4,215,171)
Net unrealized appreciation (depreciation)	$10,416,520	$445,990,945	$70,280,508

Undistributed ordinary income	$—	$25,524,775	$542,205
Undistributed long term capital gains	1,894,456	188,970,067	2,840,703
Distributable earnings	$1,894,456	$214,494,842	$3,382,908

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund
Cost of investments	$289,591,930	$125,013,158	$2,023,763,696

Unrealized appreciation	$194,561,877	$37,632,115	$781,944,459
Unrealized depreciation	(21,277,187)	(3,827,150)	(76,150,526)
Net unrealized appreciation (depreciation)	$173,284,690	$33,804,965	$705,793,933

Undistributed ordinary income	$842,070	$71,425	$7,414,430
Undistributed long term capital gains	40,639,711	3,041,782	224,744,075
Distributable earnings	$41,481,781	$3,113,207	$232,158,505

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales, pass-through entity income, passive foreign investment company shares and corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2014, were as follows:

		Franklin	Franklin	Franklin	Franklin	Franklin
	Franklin All	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Cap Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund

Purchase	$26,625,618	$341,018,783	$30,937,015	$48,037,718	$54,602,628	$746,392,882
Sales	$15,785,248	$490,749,007	$14,305,219	$67,989,066	$34,318,047	$521,337,477

7. Restricted Securities

The Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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NOTES TO FINANCIAL STATEMENTS

At October 31, 2014, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
Franklin Balance Sheet Investment Fund
2,800,000	KGen Power Corp., 144A (Value is 0.05% of Net Assets)	12/19/06	$—	$764,540

Franklin MicroCap Value Fund
94,800	Allen Organ Co. (LandCo. Holdings)	9/07/06	$181,146	$415,129
44,600	Smith Investment Co. LLC	1/20/09	—	24,084
	Total Restricted Securities (Value is 0.10% of Net Assets)		$181,146	$439,213

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund and Franklin Small Cap Value Fund for the year ended October 31, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares			Realized
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Capital
Name of Issuer	of Year	Additions	Reductions	of Year	End of Year	Income	Gain (Loss)
Franklin Balance Sheet Investment Fund
Non-Controlled Affiliates
KGen Power Corp., 144A	2,800,000	—	—	2,800,000	$764,540	$—	$1,064,000	[a]
Trinity Place Holdings Inc.	1,200,000	—	—	1,200,000	6,912,000	—	—
Total Affiliated Securities (Value is 0.53% of Net Assets)					$7,676,540	$—	$1,064,000

Franklin MicroCap Value Fund
Non-Controlled Affiliates
ACMAT Corp., A	314,200	—	(39,300)	274,900	$5,910,350	$—	$629,582
Cal Dive International Inc.	3,550,000	1,845,000	—	5,395,000	539,500	—	—
Cobra Electronics Corp.	455,000	—	(455,000)	—	—	—	(1,182,594)
Continental Materials Corp.	129,700	—	—	129,700	2,099,843	—	—
Delta Apparel Inc.	743,700	56,300	—	800,000	8,400,000	—	—
Full House Resorts Inc.	1,400,000	200,000	—	1,600,000	2,064,000	—	—
Hardinge Inc.	934,900	—	—	934,900	10,489,578	74,792	—
Hurco Cos. Inc.	379,000	400	—	379,400	14,618,282	98,624	—
Magellan Petroleum Corp.	2,377,980	—	—	2,377,980	4,280,364	—	—
Omega Protein Corp.	1,321,000	—	(241,000)	1,080,000	15,606,000	—	1,714,159
Origen Financial Inc.	1,900,000	—	—	1,900,000	3,059,000	—	—
P.A.M. Transportation Services Inc.	568,000	—	(298,000)	270,000	—[b]	—	4,245,940
USA Truck Inc.	526,960	—	(526,960)	—	—	—	2,514,464
Total Affiliated Securities (Value is 14.53% of Net Assets)					$67,066,917	$173,416	$7,921,551

Franklin Small Cap Value Fund
Non-Controlled Affiliates
Hooker Furniture Corp.
Total Affiliated Securities
(Value is 0.33% of Net Assets)	582,900	—	—	582,900	$8,912,541	$233,160	$—

[a]Realized capital gain was recorded in connection with a corporate action.
[b]As of October 31, 2014, no longer an affiliate.

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9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended October 31, 2014, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

• Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2014, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin All Cap Value Fund
Assets:
Investments in Securities:
Equity Investments[a]	$55,588,610	$—	$—	$55,588,610
Short Term Investments	2,415,951	—	—	2,415,951
Total Investments in Securities	$58,004,561	$—	$—	$58,004,561
Franklin Balance Sheet Investment Fund
Assets:
Investments in Securities:
Equity Investments:
Telecommunication Services	$18,770,888	$7,245,040	$—	$26,015,928
Utilities	38,097,530	—	764,540	38,862,070
All Other Equity Investments[a]	1,192,477,326	—	—	1,192,477,326
Short Term Investments	192,857,335	—	—	192,857,335
Total Investments in Securities	$1,442,203,079	$7,245,040	$764,540	$1,450,212,659

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		NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total
Franklin Large Cap Value Fund
Assets:
Investments in Securities:
Equity Investments[a]	$213,891,067	$—	$—	$213,891,067
Short Term Investments	7,907,565	—	—	7,907,565
Total Investments in Securities	$221,798,632	$—	$—	$221,798,632
Franklin MicroCap Value Fund
Assets:
Investments in Securities:
Equity Investments:
Industrial Conglomerates	$—	$—	$24,084	$24,084
Real Estate	8,114,371	164,000	415,129	8,693,500
All Other Equity Investments[a]	409,530,821	—	—	409,530,821
Short Term Investments	44,628,215	—	—	44,628,215
Total Investments in Securities	$462,273,407	$164,000	$439,213	$462,876,620
Franklin MidCap Value Fund
Assets:
Investments in Securities:
Equity Investments[a]	$153,826,483	$—	$—	$153,826,483
Short Term Investments	3,487,573	1,504,067	—	4,991,640
Total Investments in Securities	$157,314,056	$1,504,067	$—	$158,818,123
Franklin Small Cap Value Fund
Assets:
Investments in Securities:
Equity Investments[a]	$2,542,686,227	$—	$—	$2,542,686,227
Short Term Investments	157,811,623	29,059,779	—	186,871,402
Total Investments in Securities	$2,700,497,850	$29,059,779	$—	$2,729,557,629

[a]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. GAAP and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

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NOTES TO FINANCIAL STATEMENTS

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
ETF	Exchange traded funds

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Value Investors Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund and Franklin Small Cap Value Fund (separate portfolios of Franklin Value Investors Trust, hereafter referred to as the referred to as the “Funds”) at October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 19, 2014

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2014:

	Franklin
Franklin All Cap	Balance Sheet	Franklin Large Cap	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
$ 27,361	$126,843,060	$—	$31,348,557	$—	$108,254,402

Under Section 871(k)(2)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2014:

	Franklin
Franklin All Cap	Balance Sheet	Franklin Large Cap	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
$ —	$ 17,832,020	$—	$1,202,684	$—	$3,154,304

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2014:

	Franklin
Franklin All Cap	Balance Sheet	Franklin Large Cap	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
100%	53.50%	100%	100%	100%	100%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2014:

	Franklin
Franklin All Cap	Balance Sheet	Franklin Large Cap	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
$ 739,235	$ 25,895,905	$3,809,565	$5,078,279	$2,244,327	$35,396,865

Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Burton J. Greenwald (1929)	Lead	Trustee since	17	Franklin Templeton Emerging Markets
One Franklin Parkway	Independent	2001 and Lead		Debt Opportunities Fund PLC and
San Mateo, CA 94403-1906	Trustee	Independent		Fiduciary International Ireland Limited.
		Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual
Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute;
and Chairman, ICI Public Information Committee.

David W. Niemiec (1949)	Trustee	Since 2011	33	Emeritus Corporation (assisted living)
One Franklin Parkway				(1999-2010) and OSI Pharmaceuticals,
San Mateo, CA 94403-1906				Inc. (pharmaceutical products)
				(2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1989	17	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946)	Trustee	Since 2004	43	El Oro Ltd (investments)
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2008	7	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York
(2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law,
University of Iowa (1977-1993).

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Interested Board Members and Officers
Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**William J. Lippman (1925)	Chairman of	Since 1989	7	None
One Parker Plaza, 9th Floor	the Board and
Fort Lee, NJ 07024-2920	Trustee

Principal Occupation During at Least the Past 5 Years:
Officer and/or director or trustee, as the case may be, of two of the investment companies in Franklin Templeton Investments; and formerly,
President, Franklin Advisory Services, LLC (1999-2014); and Director, Templeton Worldwide, Inc. (1994-2014).

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Rupert H. Johnson, Jr. (1940)	Vice President	Since 1989	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton
Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Donald G. Taylor (1954)	Chief Executive Since October		Not Applicable	Not Applicable
One Parker Plaza, 9th Floor	Officer –	2014
Fort Lee, NJ 07024-2920	Investment
Management

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer of two of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President Since 2005		Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President Since 2011		Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
**William J. Lippman is considered to be an interested person of the Fund under the federal securities laws due to his position as a shareholder of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor, and his longstanding former positions as an officer of the Fund’s investment manager and director of another subsidiary of Resources.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated David W. Niemiec as an audit committee financial expert. The Board believes that
Mr. Niemiec qualifies as such an expert in view of his extensive business background and experience. Mr. Niemiec has served as a member of the Fund Audit
Committee since 2013, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and expe-
rience, the Board believes that Mr. Niemiec has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Niemiec is an independent Board member as that term is defined under the applicable
U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com

Annual Report

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $176,429 for the fiscal year ended October 31, 2014 and $179,364 for the fiscal year ended October 31, 2013.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph

(a) of Item 4 were $2,894 for the fiscal year ended October 31, 2014 and $2,894 for the fiscal year ended October 31, 2013. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended October 31, 2014 and $6,930 for the fiscal year ended October 31, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,528 for the fiscal year ended October 31, 2014 and $0 for the fiscal year ended October 31, 2013.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $158,208 for the fiscal year ended October 31, 2014 and $39,194 for the fiscal year ended October 31, 2013.  The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $162,630 for the fiscal year ended October 31, 2014 and $49,018 for the fiscal year ended October 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants. N/A

Item 6.  Schedule of Investments. N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  December 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  December 26, 2014

By /s/ Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

Chief Accounting Officer

Date  December 26, 2014